RECEIVABLES PURCHASE AGREEMENT

                          dated as of December 30, 1997

                                      among

                          LINC RECEIVABLES CORPORATION,

                                    as Seller

                               LINC CAPITAL, INC.

                                   as Servicer

                             BLUE KEEL FUNDING, LLC

                                  as Purchaser

                                       and

                                FLEET BANK, N.A.

                                    as Agent

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS
         SECTION 1.1  Defined Terms............................................1
         SECTION 1.2  Other Definitional Provisions...........................25
         SECTION 1.3  Other Terms.............................................26
         SECTION 1.4  Computation of Time Periods.............................26

ARTICLE I PURCHASE PROCEDURES
         SECTION 2.1  Offer and Acceptance....................................26
         SECTION 2.2  Purchase Limits.........................................26
         SECTION 2.3  Making Purchases from Seller............................27
         SECTION 2.4  Facility Termination Date...............................27
         SECTION 2.5  Representation and Warranty.............................27
         SECTION 2.6  Voluntary Termination of Facility;
                                    Reduction of Purchase Limit...............27
         SECTION 2.7  Increase of Purchase Limit..............................28

ARTICLE III FEES, ETC.
         SECTION 3.1  Fees....................................................28
         SECTION 3.2  Computation of Earned Yield and Fees....................28

ARTICLE IV ESTABLISHMENT AND USE OF ACCOUNTS; SETTLEMENTS
         SECTION 4.1  Accounts................................................28
         SECTION 4.2  Settlements.............................................29
         SECTION 4.3  Interest Rate Swaps.....................................30
         SECTION 4.4  Withdrawals from Reserve Account........................30
         SECTION 4.5  Deemed Collections; Repurchases.........................30
         SECTION 4.6  Servicer Advances.......................................31

ARTICLE V PAYMENTS
         SECTION 5.1  Making of Payments......................................31

ARTICLE VI INCREASED COSTS, ETC.
         SECTION 6.1  Increased Costs.........................................32
         SECTION 6.2  Funding Losses..........................................33

ARTICLE VII CONDITIONS TO PURCHASES
         SECTION 7.1  Initial Purchase........................................33
         SECTION 7.2  All Purchases...........................................35

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF SELLER
         SECTION 8.1  Representations and Warranties of Seller................36
         SECTION 8.2  Organization and Good Standing, Etc.....................36
         SECTION 8.3  Power and Authority; Due Authorization..................36
         SECTION 8.4  No Violation............................................37
         SECTION 8.5  Validity and Binding Nature.............................37
         SECTION 8.6  Bulk Sales Act..........................................37
         SECTION 8.7  Government Approvals....................................37
         SECTION 8.8  Financial Condition.....................................38
         SECTION 8.9  Margin Regulations......................................38
         SECTION 8.10  Quality of Title.......................................38
         SECTION 8.11  Accuracy of Information................................38
         SECTION 8.12  Offices................................................38
         SECTION 8.13  Capitalization.........................................39
         SECTION 8.14  Trade Names............................................39
         SECTION 8.15  Taxes..................................................39
         SECTION 8.16  Compliance with Applicable Laws, etc...................39
         SECTION 8.17  No Proceedings.........................................39
         SECTION 8.18  Investment Company Act, Etc............................40
         SECTION 8.19  Eligible Contracts.....................................40

ARTICLE IX REPRESENTATIONS AND WARRANTIES OF SERVICER
         SECTION 9.1  Representations and Warranties of
                                    Servicer..................................40
         SECTION 9.2  Organization and Good Standing, Etc.....................40
         SECTION 9.3  Power and Authority; Due Authorization..................40
         SECTION 9.4  No Violation............................................40
         SECTION 9.5  Validity and Binding Nature.............................41
         SECTION 9.6  Government Approvals....................................41
         SECTION 9.7  Financial Condition.....................................41
         SECTION 9.8  Accuracy of Information.................................42
         SECTION 9.9  Offices.................................................42
         SECTION 9.10  Taxes..................................................42
         SECTION 9.11  Compliance with Applicable Laws........................42
         SECTION 9.12  No Proceedings.........................................42
         SECTION 9.13  Investment Company Act, Etc............................43
         SECTION 9.14  Software Programs......................................43

ARTICLE X COVENANTS OF SELLER
         SECTION 10.1  Affirmative Covenants of Seller........................43
         SECTION 10.2  Negative Covenants of Seller...........................49

ARTICLE XI COVENANTS OF SERVICER
         SECTION 11.1  Affirmative Covenants of Servicer......................51
         SECTION 11.2  Negative Covenants of Servicer.........................55

ARTICLE XII TERMINATION EVENTS AND THEIR EFFECT; REMEDIES
         SECTION 12.1  Termination Events.....................................56
         SECTION 12.2  Effect of Termination Event............................58

ARTICLE XIII THE SERVICER
         SECTION 13.1      LINC as Initial Servicer...........................59
         SECTION 13.2      Duties of Servicer.................................59
         SECTION 13.3      Rights of the Agent................................60
         SECTION 13.4      Responsibilities of Seller.........................61
         SECTION 13.5      Further Action.....................................62
         SECTION 13.6      Application of Collections.........................62
         SECTION 13.7      Servicing Compensation; Costs
                                    of Servicing..............................62

ARTICLE XIV THE AGENT
         SECTION 14.1  Authorization and Action...............................63
         SECTION 14.2  Exculpation............................................63
         SECTION 14.3  Agent and Affiliates...................................63
         SECTION 14.4  Contract Schedules.....................................64

ARTICLE XV ASSIGNMENTS
         SECTION 15.1  Restrictions on Assignments............................64
         SECTION 15.2  Documentation..........................................64
         SECTION 15.3  Rights of Assignee.....................................65
         SECTION 15.4  Notice of Assignment...................................65

ARTICLE XVI INDEMNIFICATION
         SECTION 16.1  General Indemnity of Seller............................65
         SECTION 16.2  Indemnity by Servicer..................................67
         SECTION 16.3  Contribution...........................................67

ARTICLE XVII SECURITY INTEREST
         SECTION 17.1  Grant of Security Interest.............................67
         SECTION 17.2  Further Assurances.....................................68
         SECTION 17.3  Remedies...............................................68

ARTICLE XVIII MISCELLANEOUS
         SECTION 18.1  No Waiver; Remedies....................................69
         SECTION 18.2  Amendments, Etc........................................69
         SECTION 18.3  Notices, Etc...........................................69
         SECTION 18.4  Costs, Expenses and Taxes..............................70
         SECTION 18.5  Binding Effect; Survival...............................70
         SECTION 18.6  Captions and Cross References..........................71
         SECTION 18.7  Severability...........................................71
         SECTION 18.8  Governing Law..........................................71
         SECTION 18.9  Counterparts...........................................71
         SECTION 18.10  WAIVER OF JURY TRIAL..................................71
         SECTION 18.11  Recourse to Directors or Officers.....................72
         SECTION 18.12  No Proceedings........................................72
         SECTION 18.13  ENTIRE AGREEMENT......................................72



EXHIBITS

Exhibit A                           Form of Purchase Request
Exhibit B                           Form of Seller Opinion of Counsel
Exhibit C                           Form of Portfolio Certificate
Exhibit D                           Form of Lockbox Agreement
Exhibit E                           Form of Contract

SCHEDULES

Schedule I                         Categories
Schedule 8.17                      Seller Proceedings
Schedule 9.12                      Servicer Proceedings
Schedule 11.1.7                    Credit Policy
Schedule 18.3                      Notice Addresses

                         RECEIVABLES PURCHASE AGREEMENT


         THIS RECEIVABLES PURCHASE AGREEMENT is made and entered into as of December 30, 1997, among LINC RECEIVABLES CORPORATION, a Delaware corporation ("Seller"), LINC CAPITAL, INC., a Delaware corporation ("LINC"), as initial
  ------                                                     ----
Servicer, BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Purchaser"), and FLEET BANK, N.A., a national banking association ("Fleet"),
  ---------                                                             -----
as agent for Purchaser (in such capacity, together with its successors and assigns, the "Agent").
              -----

                                   BACKGROUND
                                   ----------

         1. The Originator originates and acquires Contracts in the ordinary course of its business, certain of which it intends to sell or contribute to Seller pursuant to the Purchase and Sale Agreement. Seller intends to sell undivided interests in its portfolio of Contracts and other Contract Assets (the "Portfolio") which interests are referred to herein as Participations. Seller
 ---------
has requested Purchaser, and Purchaser has agreed on the terms and subject to the conditions contained in this Agreement, to purchase Participations from Seller from time to time during the term of this Agreement.

         2. Fleet has been requested, and is willing, to act as the Agent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Defined  Terms.  As used in this  Agreement,  the following
         ----------- --------------
terms have the following meanings:

         "Adjusted Tangible Net Worth" means at any time, the difference between
         ----------------------------
(a) the sum of (i) the non-current portion of Subordinated Debt, (ii) the total of shareholders' equity calculated in accordance with GAAP, and (iii) deferred income tax credits, minus (b) the sum of (i) deferred charges (after tax), and
                     -----
(ii) the total amount of any intangible assets which shall include, without limitation, (A) unamortized debt discount after taxes, (B) prepaid expenses after tax, and (C) goodwill.

     "Administration  Fee" means the  administration fee payable pursuant to the
     ---------------------
Fee Letter.

         "Advance" has the meaning set forth in Section 4.6.
         ---------                              -----------

         "Adverse  Claim"  means  a lien,  security  interest,  pledge,  charge,
         ----------------
mortgage or encumbrance, or similar right or claim of any Person.

         "Affected  Party"  means  each  of  Purchaser,   each  Program  Support
         -----------------
Provider, any permitted assignee of Purchaser or any Program Support Provider, the Agent, and the holding company of any Program Support Provider and any successor holding company thereof.

         "Affiliate"  of any Person  means any other Person that (i) directly or
         -----------
indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an executive officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

The word "Affiliated" has a correlative meaning.
         ------------

         "Agent" has the meaning set forth in the Preamble.
         -------                                  --------

         "Aggregate   Principal   Balance"  means  at  any  time  the  aggregate
         ---------------------------------
Outstanding Principal Balance of all Contracts.

         "Agreement" shall mean this Receivables  Purchase Agreement,  as it may
         -----------
be amended, supplemented or otherwise modified from time to time.

         "Alternate  Base  Rate"  means,  on any  date,  a  fluctuating  rate of
         -----------------------
interest per annum equal to the higher of:
         ---------

                  (a) the rate of interest most recently announced by the Agent in New York, New York as its prime commercial rate for United States loans made in the United States, which rate is not necessarily intended to be the lowest rate of interest determined by Fleet in connection with extensions of credit; or

                  (b) the Federal Funds Rate most recently determined by the Agent plus 1.0% per annum.
                ---------

     "Bankruptcy  Code" means the Bankruptcy Code of 1986, 11 U.S.C. ss. 101, et
     ------------------                                                       --
seq. as amended.
---

         "Booked  Residual Value" means,  with respect to any item of Equipment,
         ------------------------
the residual value thereof that was established by the Originator at the time of the origination or acquisition of the related Contract by the Originator as reflected on the books and records of the Originator.

         "Business  Day" shall mean any day other than a  Saturday,  a Sunday or
         ---------------
day on which commercial banks in New York City or Chicago, Illinois are authorized or required to be closed for business and in the case of determining the Eurodollar Rate, on which banks are open for business in London, England.

         "Capital"  means,  an  amount  equal to (a) the  amount  paid to (or as
         ---------
directed  by)  Seller for the  Participation  pursuant  to  Section  2.3 of this
                                                            ------------
Agreement less (b) the aggregate amount of Collections received and actually distributed to the Purchaser on account of such Capital pursuant to clause (vii) of Section 4.2.
   -----------

         "Category" means (i) the traditional portfolio,  (ii) the LQA portfolio
         ----------
and (iii) the emerging growth portfolio, all as more fully described on Schedule
                                                                        --------
I.
-

         "Change in Control" means, (i) with respect to Seller,  that LINC shall
         -------------------
fail to own, directly or indirectly, free and clear of all Adverse Claims (other than an Adverse Claim in favor of the lenders under the Credit Agreement), 100% of the shares of the outstanding voting stock of Seller on a fully diluted basis, or (ii) with respect to LINC, that Martin Zimmerman or Allen Palles shall cease for any reason to be executive officers of LINC or to actively participate in the management thereof.

         "Collateral" has the meaning set forth in Section 17.1.
         ------------                              ------------

         "Collection  Account" means a bank account maintained at the Collection
         ---------------------
Account Bank (which initially shall be account numbered 9403543609 at Fleet in New York, New York), which is (i) a blocked account, (ii) identified as the "LINC Receivables Corporation Collection Account", (iii) in Purchaser's name,
---------------------------------------------------
and (iv) pledged to Purchaser pursuant to Section 17.1.
                                          ------------

         "Collection  Account  Bank"  means  the  bank  holding  the  Collection
         ---------------------------
Account, which bank shall initially be Fleet.

         "Collections" means, without duplication, with respect to any Contract,
         -------------
all funds other than scheduled payments that were due and received with respect to such Contract prior to the applicable Cut-off Date and late fees that (a) are received by the Originator, Servicer or Seller, from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, principal, finance charges, interest, rent and all other amounts and charges) in respect of such Contract, (b) received by the Originator, Servicer or Seller and applied to such amounts owed by such Obligors (including, without limitation, insurance payments or proceeds on account of any casualty loss with respect to the related Equipment and net proceeds of sale or other disposition of repossessed Equipment or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Contract and available to be applied thereon), (c) received by Seller from the Originator in respect of the purchase price of Contracts re-purchased by the Originator from Seller pursuant to the Purchase and Sale Agreement, (d) representing deemed collections pursuant to this Agreement or the Purchase and Sale Agreement or (e) representing Repurchase Amounts.

         "Commercial Paper Notes" means short-term promissory notes issued or to
         ------------------------
be issued by Purchaser, or the proceeds of which are loaned or are to be loaned to Purchaser, to fund its loans or investments in Contracts or other financial assets.

         "Contract"  means each finance lease,  true lease,  retail  installment
         ----------
sale contract or note and security agreement that is or has been listed on a Contract Schedule and that has not been repurchased by the Seller pursuant to this Agreement.

         "Contract  Assets"  means the assets  sold,  contributed,  transferred,
         ------------------
conveyed and assigned, or purported to have been sold, contributed, transferred, conveyed or assigned, by the Originator to the Seller pursuant to the Purchase and Sale Agreement, which shall consist of all of the Seller's right, title and interest in and to (i) the Contracts, including all interest, finance charges, rent payments and principal due on or with respect to the Contracts from and after the applicable Cut-off Date, and all rights, powers and remedies under or in connection with the Contracts; (ii) the Equipment related to the Contracts;
(iii) all property which secures a Contract; (iv) all rights to guaranties or other agreements providing support or credit enhancement for such Contracts; (v) all insurance policies related to the Contracts or the Equipment; (vi) all rights and claims under the dealer agreements related to the Contracts, or any other agreement pursuant to which the Originator acquired any Contract, in each case to the extent related to such Contract; (vii) the Collections; (viii) all lock-boxes and accounts to which Collections are sent or deposited, including the Collection Account and the Reserve Account, and all monies, funds and investments therein; (ix) a Pro-Rata Share of all warrants and similar equity participation agreements, and the proceeds thereof; (x) the Purchase and Sale Agreement, and all claims thereunder; (xi) all books and records, including computer records, evidencing or relating to the foregoing; (xii) all proceeds of the foregoing and the rights to enforce the foregoing.


         "Contract Payment Date" means, with respect to any Contract,  each date
         -----------------------
shown as a "Contract Payment Date" for such Contract on the related Contract Schedule.

         "Contract  Schedule"  means a schedule of  Contracts  delivered  to the
         --------------------
Agent with each Purchase Request and approved by the Agent, such schedule identifying each Contract to be sold to Purchaser in connection with such Purchase Request by the name of the Obligor thereof and setting forth as to each Contract the Outstanding Principal Balance, the Category of each Contract, loan or lease number, scheduled payments, final maturity date, and the Contract Payment Dates for each such Contract.

         "Convertible   Subordinated  Debt"  means  the  balance  (approximately
         ----------------------------------
$7,700,000 in principal amount outstanding as of the date of this Agreement) of the $25,000,000 in original face principal amount of 8-1/4% Convertible
Subordinated Debentures due 2003 issued by LINC pursuant to the Convertible Subordinated Debt Indenture dated as of June 15, 1983 between LINC and United States Trust Company of New York.

         "Cost of Funds Rate" for any Settlement Period means the sum of (i) the
         --------------------
rate equivalent to the rate (or if more than one rate, the weighted average of rates) at which Commercial Paper Notes having a term equal to such Settlement Period and to be issued to fund or maintain the Capital may be sold by any placement agent or commercial paper dealer selected by the Purchaser or a Program Support Provider, as agreed between each such agent or dealer and the Purchaser or such Program Support Provider and notified by the Purchaser to the Agent and the Servicer; provided, however, if the rate (or rates) as agreed between any such agent or dealer and the Purchaser with regard to any Settlement Period is a discount rate (or rates), the "Cost of Funds Rate" for such
                                                ----------------------
Settlement Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate (or rates) per annum, plus (ii), without duplication, the commissions and charges charged as a percentage of such face amount and converted to an interest-bearing equivalent rate per anum.

         "Credit Agreement" means the Third Amended and Restated Loan Agreement,
         ------------------
dated as of July 22, 1997, by and among LINC, LINC Quantum Analytics, Inc., Fleet and the banks from time to time signatory thereto, as amended pursuant to Amendment No. 1 dated October 29, 1997.

         "Credit  Policy"  means  those  underwriting,   credit  and  collection
         ----------------
policies of LINC with respect to the  Contracts as described in Schedule  11.1.7
                                                                ----------------
hereto, as amended from time to time in accordance with this Agreement.

         "Custodian"  means LINC  initially,  and any other Person  appointed as
         -----------
custodian pursuant to Section 13.2(c).
                      ---------------

         "Cut-off  Date" means,  with respect to any Funding Date, the first day
         ---------------
of the month following the month in which such Funding Date occurs.

         "Defaulted Contract" means, with respect to a Contract:  (a) a Contract
         --------------------
as to which all or any part of any scheduled payment was (1) delinquent for 91 or more days from the original due date for such payment or (2) delinquent for 60 or more days and which was repurchased prior to becoming 91 days past due by Seller or the Originator or (b) a Contract as to which any of the following has occurred: (i) the Contract has been charged off, or should have been charged off, by the Servicer in accordance with the Credit Policy, (ii) the related Equipment has been repossessed without reinstatement of such Contract, (iii) the Servicer has determined that eventual payment of the Contract in full is unlikely or (iv) foreclosure proceedings have been initiated and are continuing or (c) a Contract as to which the Obligor thereof is the subject of an Event of Bankruptcy.

         "Default  Proxy  Ratio"  means the ratio  (expressed  as a  percentage)
         -----------------------
computed as of a Month End Date for any Category by dividing (i) the aggregate Gross Contract Amount of all Contracts of such Category that are Past Due Contracts as of such Month End Date by (ii) the aggregate Gross Contract Amount of all Contracts of such Category on such Month End Date.

         "Delinquency  Ratio"  means  the  ratio  (expressed  as  a  percentage)
         --------------------
computed as of a Month End Date by dividing (i) the aggregate Gross Contract Amount of all Contracts as to which any scheduled payment or part thereof remains unpaid for 61 days or more from the original due date for such payment as of such Month End Date by (ii) the aggregate Gross Contract Amount of all Contracts on such Month End Date.

         "Delinquent Contract" means a Contract that is not a Defaulted Contract
         ---------------------
(i) as to which any scheduled payment or part thereof remains unpaid for 31 days or more from the original due date for such payment or (ii) which has been, or should have been, classified as delinquent by the Servicer in accordance with the Credit Policy.

         "Dilutions"  means  all  setoffs,  discounts,  credit  memos,  rebates,
         -----------
refunds and other reductions of amounts originally scheduled to be paid under the Contracts (other than write-offs for credit losses and reductions resulting from prepayments).

         "Discount  Rate"  means,  as of any  Settlement  Date or other  date of
         ----------------
determination, the sum of (A) with respect to those Contracts that are not the subject of an Interest Rate Swap, the Eurodollar Rate (Reserve Adjusted) as of two Business Days prior to such Settlement Date or other date of determination, plus 1.00%, and, with respect to those Contracts that are the subject of an Interest Rate Swap, the fixed rate (or, if there is more than one Interest Rate Swap, the weighted average blended fixed rate) payable by Seller thereunder, plus (B) the Fee Percentage, plus (C) the Servicing Fee Rate.
----                         ----

         "Dividend"  means any dividend or  distribution  (in cash,  property or
         ----------
obligations) on any shares of any class of Seller's capital stock or any warrants, options or other rights with respect to shares of any class of Seller's capital stock.

         "Dollar(s)"  and the sign "$" shall  mean  lawful  money of the  United
         -----------
States of America.

         "Dynamic Credit  Enhancement  Percentage"  means as of any date for any
         -----------------------------------------
Category, the greater of (A) 10% and (B) the product of (i) the average of the Default Proxy Ratio for such Category over the last 12 months, times (ii) the weighted average remaining life of the Contracts in such Category, expressed in years, times (iii) the applicable Stress Factor.

         "Earned Yield" means for any Settlement  Period, an amount equal to the
         --------------
product of (i) the Capital on the first day of such Settlement Period, (ii) the Purchaser Rate for such Settlement Period, and (iii) the number of days in such Settlement Period divided by 360.
                  ----------

         "Eligible Contract" means at any time a Contract:
         -------------------

                  (i) that constitutes "chattel paper" as defined in the applicable Uniform Commercial Code as in effect in all applicable jurisdictions, and, if more than one original was executed, then either such Contract contains a provision stating that only counterpart number one shall constitute "chattel paper" within the meaning of the Uniform Commercial Code as in effect in all applicable jurisdictions, which counterpart is in the possession of the Custodian, or each and every original counterpart is in the possession of the Custodian;

                  (ii) the Obligor of which is a United States resident, duly organized and existing under the laws of its jurisdiction of organization, is not an Affiliate of Seller, and is not a government or a governmental subdivision or agency;

                  (iii) that is not a Delinquent Contract or a Defaulted Contract at the time of Purchase hereunder;

                  (iv) with  regard to which the  warranty  of Seller in Section
                                                                         -------
          8.10 is true and correct;
          ----

                  (v) the assignment of which (including, without limitation, the sale or contribution of which to Seller by the Originator) does not contravene or conflict in any material respect with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof or any other Person which has not been obtained and is in full force and effect;

                  (vi) that is denominated and payable only in Dollars;

                  (vii) that is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Contract, enforceable against such Obligor in accordance with its terms, and is not subject to any dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of such Obligor) that could reasonably be expected to have a material adverse effect on the collectibility of such Contract;

              (viii) that does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto is in violation of any such law, rule or regulation in any material respect;

              (ix) that satisfies in all material respects all applicable requirements of the Credit Policy;

              (x) as to which each of Seller's and Purchaser's first-priority security interest in such Contract and, unless the Equipment is owned by Seller, in the related Equipment, respectively, have been perfected under the applicable UCC and other applicable laws (if any);

                  (xi) that has a scheduled maturity date of not more than 84 (or, in the case of any Contract in the emerging growth Category, 72) months from the date of such Contract;

                  (xii) that was originated or acquired by the Originator in the ordinary course of its business to finance the sale or lease of Equipment to the related Obligor and was sold, transferred and assigned to Seller pursuant to the Purchase and Sale Agreement;

                  (xiii) the scheduled payments under which will be sufficient to fully amortize such Contract at maturity, assuming that each scheduled payment is made on the date due in accordance with such Contract; such scheduled payments are applicable only to payment of principal and interest (or imputed principal and interest) on such Contract, and which does not have a balloon payment in excess of 30% of the Gross Contract Amount thereof and which otherwise provides for monthly or quarterly payments in substantially equal installments;

                  (xiv) related to Equipment that has been delivered and unconditionally accepted by the related Obligor;

                  (xv) that provides for insurance coverage that covers such risks, and is in such amounts, as a prudent person in a similar circumstance would carry

                  (xvi) the obligations of the Obligor under which have not been cancelled or terminated, and the execution and delivery by such Obligor of, and the performance of its obligations under such Contract do not, and will not, conflict with or result in any violation of or constitute a default under the organizational documents of such Obligor;

                  (xvii) the term of which has commenced; the Obligor under such Contract has made at lease two regularly scheduled payments thereunder;

                  (xviii) the Obligor of which has no right to prepay such Contract unless the payment which the Obligor is required to make in connection with any prepayment is at least equal to the Outstanding Principal Balance of such Contract;

                  (xix) the Obligor of which has not denied any liability thereunder in whole or in part, or been released in whole or in part from its obligations thereunder, and the payments due under such Contract are subject to no conditions precedent that are unsatisfied, and no agreement relating to such Contract imposes any obligation of the Originator (other than a warranty of title and quiet enjoyment) that if not performed would give rise to a right of offset, counterclaim or defense on the part of the Obligor;

                  (xx) which includes an obligation on the part of the Obligor to maintain or cause to be maintained the related Equipment, at such Obligor's expense, in good condition repair and working order, and neither the Originator nor Seller have any reason to believe such Equipment is not in good condition, repair and working order;

                  (xxi)  which relates to Eligible Equipment;

                  (xxii) which is in substantially the form of one of the forms included in Exhibit E, and such Contract constitutes the entire
                       ----------
         agreement of the parties with respect thereto; such Contract has not been amended, altered or modified in any respect and no provision thereof has been waived, in each case, in any way that is not reflected in a writing that is part of the contract file or in any manner adverse to the Originator;

                  (xxiii) with respect to which neither the Originator nor Seller knows of any facts or circumstances that might reasonably be expected to render such Contract less valuable than it purports to be, and neither the Originator nor Seller has taken any action that might reasonably be expected to impair the value of such Contract or the related Equipment or the rights of any party with respect to such Contract or the related Equipment;

                  (xxiv) which has not been rejected or refused as unacceptable for inclusion in any securitization transaction or under any warehousing loan agreement or under any permanent financing transaction for any reason other than obligor concentration issues, geographical location criteria, equipment type criteria, dollar size or similar criteria;

                  (xxv) the payment terms of which have not been restructured due to the Obligor's financial condition or inability to make payment under the original contract, unless such Obligor has remained current with respect to all payments due under such restructured contract for a period of at least 180 consecutive days;

                  (xxvi) no matured or unmatured default or event of default under any third-party servicing agreement for the Equipment related to such Contract shall have occurred and be continuing;

                  (xxvii) neither the Originator nor any Affiliate thereof has given or loaned to the Obligor thereof, directly or indirectly, any unpaid rent or other amount due thereunder; and

                  (xxviii) which is not assignable by the Obligor thereof without the prior consent of the Originator.

         "Eligible  Equipment" means any item of Equipment that meets all of the
         ---------------------
          following requirements at all times:

                  (i) such Equipment is personalty (including software) and does not constitute a fixture, except for portions thereof that are immaterial in type, quantity and value;

                  (ii) such Equipment is not used or intended for use primarily for personal, family or household purposes and is not consumer goods or gaming equipment;

                  (iii) such Equipment (other than vehicles) is located at the related Obligor's premises in the United States;

                  (iv) such Equipment is not installed in or affixed to other equipment that is not Equipment subject to a Contract;

                  (v) if such Equipment includes software, Seller has, or will have after foreclosure or repossession, the right to remarket such equipment with the associated software remaining in place without obtaining any consent or approval from the license source of such software (unless such software is not material to the operation or value of such Equipment), and such software is covered by the Contract that relates to such Equipment;

                  (vi) if such Equipment is a motor vehicle, the certificate of title therefor shows the Originator as owner and the Agent as the sole lienholder; and

                  (vii) either such Equipment is owned by Seller or Seller has a first priority perfected security interest in such Equipment.

     "ERISA" means the U.S. Employee  Retirement Income Security Act of 1974, as
     -------
amended  from  time  to  time.

     "Equipment" means  non-consumer  equipment,  as generally  described in the
     -----------
Credit Policy.

         "Eurodollar  Rate  (Reserve  Adjusted)"  means,  with  respect  to  any
         ---------------------------------------
Settlement  Period,  a rate per annum  (rounded  upwards,  if necessary,  to the
                            ---------
nearest 1/100 of 1%) determined pursuant to the following formula:

         Eurodollar Rate           =         Eurodollar Rate
                                             ---------------
         (Reserve Adjusted)                  1-Eurodollar
                                             Reserve Percentage

where:  "Eurodollar Rate" means, with respect to any Settlement Period, the rate
        -----------------
per annum  that  appears on page 3750 (or any  successor  page) of the Dow Jones
---------
Telerate Quotation Service (or if no such rate appears, on the display designated "LIBO" on the Reuter Monitor Money Rates Service) as of 11:00 a.m., London time two Business Days prior to the first day of such Settlement Period; provided that if no such rate is shown on the foregoing services, "Eurodollar
--------
Rate" shall mean the rate at which deposits in Dollars are offered to the Agent at approximately 11:00 a.m. London time two Business Days prior to the first day of such Settlement Period; provided, further that for purposes of the definition
                           --------  -------
of Purchaser Rate, the Eurodollar Rate (Reserve Adjusted) shall be determined on the first day of the related Settlement Period. "Eurodollar Reserve Percentage"
                                                 -------------------------------
means, with respect to each Settlement Period, the then-applicable percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal
Reserve System (or any successor) for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then-applicable regulation of the Board of Governors (or any successor) that prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

         "Event of Bankruptcy"  shall be deemed to have occurred with respect to
         ---------------------
a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, (i) seeking (A) the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person; (B) the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets; or (C) any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or (ii) an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "Excess  Concentration  Amount"  means,  with  respect  to any  date of
         -------------------------------
determination, the sum of(A) the amount, if any, by which the aggregate Outstanding Principal Balance of the Obligors with the five largest Outstanding Principal Balances exceeds an amount equal to 12% of the Aggregate Principal Balance (after giving effect to any Purchase taking place on the date of determination), plus (B) the sum, for all Obligors other than the Obligors with the five largest Outstanding Principal Balances, of the excess, if any, of the Outstanding Principal Balance of all Contracts of an Obligor and its Affiliates over an amount equal to 3% of the Aggregate Principal Balance(after giving effect to any Purchase taking place on the date of determination).

     "Facility" means the right of Seller to offer  Participations  to Purchaser
     ----------
hereunder.
         "Facility Termination Date" has the meaning set forth in Section 2.4.
          ---------------------------                             ------------

         "Federal Funds Rate" means, for any period, a fluctuating interest rate
         --------------------
per annum equal (for each day during such period) to:
---------
                           (i) the  weighted  average of the rates on  overnight
                  federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                           (ii) if such  rate  is not so  published  for any day
                  that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means the letter  agreement  between Seller and the Agent,
         ------------
dated as of December 30, 1997, as it may be amended, supplemented or otherwise modified from time to time.

         "Fee  Percentage"  means the sum of (i) the Program Fee Rate, plus (ii)
         -----------------                                             ----
the Liquidity Fee Rate.

         "Fees" means all fees and other amounts  payable by Seller to the Agent
         ------
or Purchaser pursuant to the Fee Letter.

         "Final Payoff Date" has the meaning set forth in Section 10.1.
         -------------------                              ------------

         "Financial Officer" has the meaning set forth in Section 10.1.9(a).
         -------------------                              ------------------

         "Fiscal Quarter" means any quarter in a Fiscal Year.
         ----------------

         "Fiscal Year" means any period of twelve  consecutive  calendar  months
         -------------
ending on December 31.

         "Fleet" has the meaning set forth in the preamble.
         -------

         "Funding Date" means any date, which shall be a Settlement Date (except
         --------------
with respect to the first Purchase), on which a Purchase occurs.

         "GAAP" means generally accepted United States accounting principles.
         ------

         "Gross Contract  Amount" means,  with respect to any Contract as of any
         ------------------------
date, the aggregate amount of scheduled payments remaining to be paid by the Obligor as of such date.

         "Hedge  Trigger  Event"  means  that  either  (i) the  Eurodollar  Rate
         -----------------------
(Reserve Adjusted) has increased by more than 0.50% from the immediately preceding Settlement Date or (ii) the Swap Cost exceeds the Eurodollar Rate (Reserve Adjusted) as of the immediately preceding Settlement Date plus 0.75%.

         "Indebtedness"  means, with respect to any Person,  all (a) liabilities
         --------------
or obligations, direct and contingent, which liabilities or obligations would, in accordance with GAAP, be included in determining total liabilities as show on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, (i) contingent liabilities which, in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, (ii) capitalized lease obligations of such Person, (iii) obligations in respect of interest rate exchange, swap, cap and other agreements or arrangements designed to provide protection against fluctuation in interest rates; (b) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, reimbursement of amounts drawn under letters of credit, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business) or otherwise whether or not such liabilities would, in accordance with GAAP, be included in determining total liabilities as shown on a balance sheet; and (c) without duplication, liabilities or obligations secured by liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it.

         "Indemnified Amounts" has the meaning set forth in Section 16.1.
         ---------------------                              ------------

         "Indemnified Party" has the meaning set forth in Section 16.1.
         -------------------                              ------------

         "Independent Director" has the meaning set forth in Section 10.1.8(b).
         ----------------------                              -----------------

         "Interest  Rate Swap" means any one of, and "Interest Rate Swaps" means
         ---------------------                       ---------------------
all of, the interest rate swap agreements entered into by Seller and a counterparty to hedge its interest rate risk with respect to the Contracts hereunder, in each case, as the same may be amended, supplemented, modified, renewed, extended or replaced from time to time.

         "Liquidity  Agent" means Fleet,  as liquidity  agent for the  Liquidity
         ------------------
Banks pursuant to the Liquidity Agreement.

         "Liquidity  Agreement"  means  and  includes  (a) the  Liquidity  Asset
         ----------------------
Purchase Agreement dated as of December 30, 1997, among Purchaser, Fleet, as liquidity agent for the Liquidity Banks and as administrator for Purchaser, and the Liquidity Banks, and (b) any other agreement hereafter entered into by Purchaser providing for the sale by Purchaser of Participations (or portions thereof or participations therein), or the making of loans or other extensions of credit to Purchaser secured by security interests in the Participations (or portions thereof), to support all or part of Purchaser's payment obligations with respect to the Commercial Paper Notes or to provide an alternate means of funding Purchaser's investments in accounts receivable or other financial assets, and under which the amount available from such sale or such extension of credit is limited to an amount calculated by reference to the value or eligible unpaid balance of such accounts receivable or other financial assets or any portion thereof, in each case as amended, supplemented or otherwise modified from time to time.

         "Liquidity  Bank" means and  includes  Fleet and the various  financial
         -----------------
institutions as are, or may become, parties to the Liquidity Agreement, as purchasers thereunder, and any other or additional bank or other financial institution hereafter purchasing Participations (or portions thereof), extending credit to or for the account of Purchaser or having a commitment to do either of the foregoing under the Liquidity Agreement.

        "Liquidity Fee" means the liquidity fee payable pursuant to Section 3.1.
        ---------------                                             -----------

         "Liquidity  Fee Rate" shall have the meaning  given to such term in the
         ---------------------
Fee Letter.

         "Lockbox  Agreement"  means an agreement,  substantially in the form of
         --------------------
Exhibit D, among Seller, Servicer, the Agent and any bank where a lockbox and/or
---------
an account (including the Collection Account and the Reserve Account) where Collections are sent or deposited is located.

         "Lockbox Bank" means a bank  (including  the  Collection  Account Bank)
         --------------
where a lockbox and/or an account to which Collections are deposited or sent (including the Reserve Account) is located.

         "Material   Adverse  Effect"  means,  with  respect  to  any  event  or
         ----------------------------
circumstance, a material adverse effect on:

                   (a) the business, assets, financial condition or operations of LINC or of Seller, as applicable;
                  (b) the ability of LINC or Seller, as applicable, to perform their respective obligations under this Agreement or any other Transaction Document;

                  (c) the validity,  enforceability  or  collectibility  against
         Seller  or  LINC,  as  applicable  of  this   Agreement  or  the  other
         Transaction Documents;

                  (d) the status, existence, perfection or priority of (i) the Purchaser's ownership interest in the Portfolio or its security interest in the Collateral, or (ii) Seller's interest in the Contracts or the Contract Assets; or

     (e) the validity, enforceability or collectibility of the Contracts. "Month-End Date" means the last day of each calendar month.
----------------

         "Monthly Report" has the meaning set forth in Section 11.1.8(c).
         ----------------

         "Moody's" means Moody's Investors Service, Inc.
         ---------

         "Net Offering Proceeds" means $27,000,000.
         -----------------------

         "Net Portfolio  Principal  Balance" means,  with respect to any date of
         -----------------------------------
determination, an amount equal to the then aggregate Outstanding Principal Balances of all Eligible Contracts (it being understood that for purposes of calculating Net Portfolio Principal Balance at any time, the Outstanding Principal Balance of each Contract that is a Defaulted Contract at such time shall be deemed to be zero), minus the Overcollateralization Amount, minus, the
                             ------                                   -----
Excess  Concentration   Amount,   minus,  the  amount  by  which  the  aggregate
                                  -----
Outstanding Principal Balances of all Eligible Contracts that relate solely or primarily to software exceeds 5% of the aggregate Outstanding Principal Balances of all Eligible Contracts, minus the amount by which the portion of the
                              -----
aggregate Outstanding Principal Balances of all Eligible Contracts attributable to the Scheduled Residual Value of the Equipment related to such Eligible Contracts exceeds 4% of the aggregate Outstanding Principal Balances of all Eligible Contracts.

         "Obligations"  means all obligations  (monetary or otherwise) of Seller
         -------------
to Purchaser, the Agent and their respective successors, permitted transferees and assigns arising under or in connection with this Agreement and each other Transaction Document, in each case however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

     "Obligor"  means a Person  obligated  to make  payments  with  respect to a
     ---------
Contract.
         "Operating  Agreement"  means  the  Operating  Agreement,  dated  as of
         ----------------------
December 30, 1997, between LINC and Seller.

         "Original  Contract Balance" means,  with respect to any Contract,  the
         ----------------------------
original Outstanding Principal Balance of such Contract as of the date of its Purchase.

         "Originator"  means LINC in its capacity as an originator and seller of
         ------------
Contracts pursuant to the Purchase and Sale Agreement.

         "Outstanding  Principal  Balance" means, as of any date with respect to
         ---------------------------------
any Contract, an amount equal to the remaining scheduled payments on such Contract (including the Scheduled Residual Payment), as set forth on the Contract Schedule, discounted on a monthly basis, from the 15th day of the month in which such payments are due to the date of determination at the applicable Discount Rate.

         "Overcollateralization  Amount"  means with  respect as of any date the
         -------------------------------
sum of (i) the greatest of (a) the sum, for each Category, of the sum of (1) (x) the current Dynamic Credit Enhancement Percentage for such Category (or, in the case of the emerging growth Category, the greatest Dynamic Credit Enhancement Percentage to have occurred in the prior 3 years), times (y) the aggregate
                                                        -----
Outstanding Principal Balances of the Contracts in such Category calculated, until the Residual Inclusion Date, without regard to the Scheduled Residual Payment on each such Contract, plus (2) until the Residual Inclusion Date, the aggregate of the Scheduled Residual Payments under the Contracts in such Category, in each case, discounted as described in the definition of Outstanding Principal Balance, (b) 25% of an amount equal to the greatest Overcollateralization Amount determined pursuant to the foregoing clause (a)
                                                                      ----------
that existed during the period from the last date on which the Capital was, or was reduced to, zero until the date of determination, provided that, if the
                                                         --------
Residual Inclusion Date has occurred during such period, all amounts determined pursuant to clause (a) shall be calculated as if the Residual Inclusion Date occurred prior to the commencement of such period, and (c) the sum of the five largest Outstanding Principal Balances owed by a single Obligor and its Affiliates, minus (ii) the amount in the Reserve Account at such time (after
             -----
taking into account any amount to be deposited therein on such date).

         "Participations" means each undivided interest in the Contracts and the
         ----------------
other Contract Assets purchased by Purchaser pursuant to Section 2.1.
                                                         ------------

         "Past Due Contract" means a Contract as to which all or any part of any
         -------------------
scheduled payment is more than 60, but less than 91, days past due or that has been charged-off or repurchased by Seller prior to becoming more than 60, but less than 91, days past due.

         "Pay-Out  Amount  Limit"  shall have the meaning  given to such term in
         ------------------------
Section 2.2(b).
---------------

     "Permitted  Investment"  means,  at any time,  determined as of the time of
     -----------------------
investment:
                  (a) any evidence of debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof;

                  (b) commercial paper, maturing not more than nine months from the date of issue or corporate demand notes, in each case issued by a corporation (other than Seller or any Affiliate of Seller) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P and P-1 by Moody's;

                  (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight federal funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 and is rated at least A-1 by S&P and P-1 by Moody's;

                  (d) any repurchase agreement entered into with a commercial banking institution of the stature referred to in clause (c)(i) that:
                                                             -------------

                         (i)  is secured by a fully perfected  security interest
                          in any obligation of the type described in any of clauses (a) through (c); and
                          -------------------------

                         (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of Fleet (or other commercial banking institution) thereunder; or
                  (e) shares in a mutual fund investing solely in short-term securities of the United States government and/or securities described in clause (d) above where the mutual fund custodian has taken delivery
            ----------
         of the  collateralizing  securities,  provided that (i) such fund shall
                                               --------
         have the highest short-term credit rating available from Moody's and S&P and (ii) such shares shall be hereby transferrable by the holder on a daily basis.

         "Person" means an  individual,  partnership,  corporation  (including a
         --------
business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, government or any agency or political subdivision thereof or any other entity.

         "Portfolio" has the meaning set forth in the first recital.
         -----------
         "Portfolio Certificate" has the meaning set forth in Section 11.1.8(c).
         ----------------------                               -----------------
         "Pro  Rata  Share"  of any  warrant  or  similar  equity  participation
         ------------------
agreement, and the proceeds thereof, means such percentage interest in such warrant or other agreement shown on the Contract Schedule for the Contract related to such warrant or other agreement.

         "Program  Documents"  means the  Liquidity  Agreement,  each  agreement
         --------------------
pursuant to which Purchaser obtains funding, through the issuance of Commercial Paper Notes or otherwise, and the other documents executed or to be executed and delivered in connection with Purchaser's securitization program, as amended, supplemented or otherwise modified from time to time.

         "Program Fee" means the program fee payable pursuant to Section 3.1.
         -------------                                           ------------

          "Program Fee Rate" shall have the meaning  assigned to such term in
          ------------------
the Fee Letter. "Program Support Provider" means each Liquidity Bank, the Agent and any entity that issues Commercial Paper Notes.

         "Purchase" has the meaning set forth in Section 2.1.
         ----------                              -----------
         "Purchase  and Sale  Agreement"  means the Purchase and Sale  Agreement
         -------------------------------
dated as of December 30, 1997 between LINC and Seller, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

         "Purchase and Sale  Termination  Event" has the meaning set forth in
          --------------------------------------
          the Purchase and Sale Agreement.

          "Purchase Limit" has the meaning set forth in Section 2.2(a).
          ----------------                              ---------------

         "Purchase Request" has the meaning set forth in Section 2.3.
         -----------------                               ------------

         "Purchaser" has the meaning set forth in the Preamble.
         -----------                                  ---------

         "Purchaser Rate" for any Settlement Period means:
         ----------------

         (A) (i) with respect to any portion of the Capital that is subject to an Interest Swap Agreement, the Eurodollar Rate (Reserve Adjusted) for such Settlement Period and (ii) with respect to that portion, if any, of the Capital not related to an Interest Swap Agreement, either (1) the Eurodollar Rate (Reserve Adjusted) for such Settlement Period, or (2) the Cost of Funds Rate for such Settlement Period, as designated by Seller in a written notice delivered to the Agent and the Purchaser at least two Business Days prior to the first day of such Settlement Period, provided that if no option is designated by Seller the
                          --------
Purchaser  Rate shall be the rate set forth in the foregoing  clause (ii)(1) and
                                                              --------------
provided,  further,  that with  respect  to any  portion of the  Capital  funded
-------------------
pursuant to the Liquidity Agreement, the Purchaser Rate shall be the sum of the Eurodollar Rate (Reserve Adjusted) for such Settlement Period, plus 1.25%; and
                                                               ----
         (B) with respect to any day on which a Termination Event shall have occurred and shall be continuing, notwithstanding clause (A) of this definition,
                                                  ----------
the "Purchaser Rate" shall be a rate per annum equal to the rate then in effect on such day pursuant to the foregoing clause (A), plus 2% per annum.
                                                          ----------
No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         "Qualified  Interest Swap  Agreement"  means an Interest Swap Agreement
         -------------------------------------
that meets all of the following criteria: (i) the counterparty to such agreement is Fleet or a bank whose short term unsecured debt is rated at least A-1/P-1 by the Rating Agencies, (ii) the benefits of such agreement have been assigned to the Agent, for the benefit of the Purchaser, and (iii) all payments by the counterparty thereto will be made directly to the Collection Account and (iv) is otherwise reasonably acceptable to the Agent.

         "Quarterly  Payment  Date"  means  the  Settlement  Date  occurring  in
         --------------------------
January, April, July and October, provided that the first Quarterly Payment Date
                                  --------
shall occur in April, 1998.

     "Rating  Agencies" means Standard & Poor's and Moody's  Investors  Service,
     ------------------
Inc.
     "Regulatory Change" means,  relative to any Affected Party:
     -------------------
                    (a) any change in (or the adoption, implementation, change in the phase-in or commencement of effectiveness of) any: (i) United States Federal or state law or foreign law applicable to such Affected Party;

                           (ii)  regulation,   interpretation,   directive,   or
                  requirement (whether or not having the force of law) applicable to such Affected Party of (A) any court or government authority charged with the interpretation or administration of any law referred to in clause (a)(i), or of
                                                            -------------
                  (B) any rating agency rating the Commercial Paper Notes, fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                           (iii) GAAP or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, or requirement referred to in clause (a)(i) or (a)(ii) above;

                  (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii)
                                                     ---------------------------
         above; or

                  (c) the issuance, publication or release of any regulation, interpretation, directive, or requirement of a type described in clause
                                                                          ------
         (a)(ii) above to the effect that the  obligations of any Liquidity Bank
         -------
         under the Liquidity Agreement are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Liquidity Bank or any related Affected Party.


         "Repurchase  Amounts"  means the amounts  paid by Seller in  connection
         ---------------------
with the repurchase by Seller of any Contracts pursuant to Section 4.5.
                                                           ------------
         "Required  Reduction  Amount" for any Settlement  Date means the amount
         -----------------------------
equal to (i) if no Termination Event has occurred, the excess of the Capital over the Net Portfolio Principal Balance calculated as of the first day of the next month following the month in which such Settlement Date occurs and (ii) if a Termination Event has occurred, the Capital.

         "Required  Reserve  Amount" means, as of any Settlement Date or date of
         ---------------------------
Purchase the greater of (i) 1% of the Aggregate Principal Balance as of such Settlement Date or date of Purchase and (ii) the amount necessary so that the Capital does not exceed the Pay-Out Limit, provided that if the average of the
                                             ---------
Delinquency Ratio at the end of the three previous months exceeds 4%, the Required Reserve Amount shall equal the greater of the amount set forth in the foregoing clause (ii) and 4% of the Aggregate Principal Balance as of such
           ------------
Settlement Date or date of Purchase.

         "Reserve  Account"  means a bank account  maintained  at a Lockbox Bank
         ------------------
(which initially shall be account numbered 9403543596 maintained at Fleet in New York, New York), which is (i) a blocked account, (ii) identified as the "LINC
                                                                           -----
Receivables  Corporation  Reserve  Account",  (iii) in Purchaser's name and (iv)
-------------------------------------------
pledged to Purchaser pursuant to Section 17.1.
                                 -------------

         "Residual  Inclusion Date" means the date which the Agent identifies in
         --------------------------
writing to the Seller as such.

         "S & P" means  Standard & Poor's  Rating  Services,  a division  of The
         -------
McGraw-Hill Companies, Inc.

     "Scheduled Facility  Termination Date" has the meaning set forth in Section
     --------------------------------------                              -------
2.4.
----

         "Scheduled  Residual Payment" means, with respect to any Contract,  the
         -----------------------------
Scheduled Residual Value of the related Equipment, which shall be assumed to be due on the date which is three months after the last scheduled payment under such Contract is otherwise due.

         "Scheduled   Residual  Value"  means,  with  respect  to  any  item  of
         -----------------------------
Equipment, the lesser of (a) the Booked Residual Value of such Equipment and (b) 15% of the original purchase price for such Equipment.

         "Seller" has the meaning set forth in the preamble.
         --------                                  ---------

         "Servicer" has the meaning set forth in Section 13.1.
         ----------                              -------------

         "Servicer Termination Event" means any one of the following events: (i)
         ---------------------------
Servicer fails to make any payment or deposit to be made by it hereunder when due; (ii) Servicer shall fail to perform or observe in any material respect any term, covenant or agreement contained in this Agreement or any other Transaction Document on its part to be performed or observed (other than as set forth in clause (i)), which failure shall continue for more than ten Business Days after
----------
notice to Servicer; (iii) Servicer shall fail to deliver any Monthly Report on or before the day that is two Business Days prior to the related Settlement Date; (iv) any representation or warranty made by Servicer under or in connection with any Transaction Document, any Report or any other information delivered pursuant to or in connection with any Transaction Document shall prove to have been false or incorrect in any material respect when made and, if such circumstances are capable of cure, shall continue to be incorrect for more than ten Business Days after notice to Servicer; provided, however, that if any representation or warranty related to a Contract that is repurchased by Seller, then the breach of such representation or warranty shall not give rise to a Servicer Termination Event; (v) Servicer is the subject of an Event of Bankruptcy; (vi) Servicer shall fail to have an Adjusted Tangible Net Worth of at least the sum of (A) $10,500,000, plus (B) Net Offering Proceeds, minus $3,000,000, plus (C) 75% of consolidated net income (with no deduction for losses) of Servicer commencing from the calendar quarter ending December 31, 1997 and all subsequent quarters thereto; or (vii) the average of the Delinquency Ratios at the end of the three consecutive prior months exceeds 8%.

         "Servicing Fee" means, for any Settlement Period an amount equal to (i)
         ---------------
the Servicing Fee Rate, times (ii) the Aggregate  Principal Balance on the first
                        -----
day of such Settlement Period, times (iii) the number of days in such Settlement
                               -----
Period divided by 360.

         "Servicing  Fee Rate" means (i) 0.75% so long as LINC is  Servicer  and
         ---------------------
(ii) if LINC is no longer the Servicer, such annual percentage rate as may be charged by any replacement Servicer, provided such rate is a market rate.
                                     --------

         "Settlement  Date"  means the  twentieth  (20th)  day of each  calendar
         ------------------
month, commencing with February, 1998 (or if such day is not a Business Day, the next Business Day).

     "Settlement  Period" means:(i) in the case of the first Settlement  Period,
     --------------------
the date from, and including, the date of the first Purchase hereunder to, but excluding, the first Settlement Date and (ii) thereafter, the period from, and including, the last day of the immediately preceding Settlement Period to, but excluding, the next Settlement Date.

         "Stress  Factor" means (i) 3 for the  traditional  Category and the LQA
         ----------------
Category and (ii) 4 for the emerging  growth  Category  (provided  that any such
                                                         --------
stress factor may be changed at the discretion of the Agent by notice to Servicer in order to reflect current market conditions for similar asset-backed securities).

         "Subordinated  Debt" means (i) the Convertible  Subordinated  Debt; and
         --------------------
(ii) any unsecured Indebtedness for money borrowed by LINC and which is subordinated to the debt under the Credit Agreement.

         "Subsidiary"  means, with respect to any Person, a corporation of which
         ------------
such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

         "Successor Notice" has the meaning set forth in Section 13.1.
         ------------------                              -------------

         "Swap Cost" means, as of any date, the sum of (A) a market swap spread,
         ----------
as reasonably determined by the Agent, for an amortizing interest rate swap for a portfolio similar to the Contracts, pursuant to which the Seller would pay a fixed rate equal to the yield of a United States Treasury Note with an average life equal to the expected average life of the Contracts and the counterparty to such interest rate swap would pay a floating rate equal to the Eurodollar Rate (Reserve Adjusted), plus (B) the fixed rate described in the foregoing clause
                      ----
(A).

         "Swap Date"  means the date that is 270 days from the Closing  Date and
         -----------
the date that is 270 days after the later of the date on which the Capital has been reduced to zero and the immediately preceding Swap Date.

         "Tangible  Net Worth"  means,  with  respect to Seller the net worth of
         ---------------------
Seller calculated in accordance with GAAP after subtracting therefrom the aggregate amount of Seller's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights and service marks.

     "Termination Event" shall mean any of the events described in Section 12.1.
     -------------------                                           -------------

     "Transaction  Documents"  means  this  Agreement,  the  Purchase  and  Sale
     ------------------------
Agreement, the Fee Letter, the Interest Rate Swaps, the Lockbox Agreements, any custodian agreement entered into in connection herewith and the other instruments, certificates, agreements, reports and documents to be executed and delivered under or in connection with this Agreement and the Purchase and Sale Agreement (except the Program Documents), as any of the foregoing may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with this Agreement and the Purchase and Sale Agreement.

     "UCC" means the Uniform  Commercial  Code as from time to time in effect in
     -----
the applicable jurisdiction or jurisdictions.

         "Unmatured  Termination  Event"  shall  mean  any  event  that,  if  it
         -------------------------------
continues uncured, will, with the lapse of time or notice or the lapse of time and notice, constitute a Termination Event.

         "Unrecoverable Advance" means any Advance made by the Servicer that has
         -----------------------
not previously been reimbursed and that, in the reasonable opinion of the Servicer, will not be ultimately recoverable from the related Obligor, the related Equipment or otherwise.

         SECTION 1.2  Other Definitional Provisions.
                      ------------------------------

         (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

         (b) Each term defined in the singular  form in Section 1.1 or elsewhere
                                                        -----------
in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in Section 1.1 shall mean the singular thereof when
                              -----------
the singular form of such term is used herein or therein.

         (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

         SECTION 1.3 Other Terms. All accounting terms not specifically  defined
                     -----------
herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.4  Computation of Time Periods.  Unless  otherwise  stated in
                      ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."


                                   ARTICLE II

                               PURCHASE PROCEDURES

         SECTION  II.1  Offer and  Acceptance.  On the terms and  subject to the
                        ---------------------
conditions set forth in this Agreement, Purchaser shall purchase from Seller Participations from time to time during the period from the date hereof to the Facility Termination Date. Each such purchase and, as the context may require, the purchase price paid by Purchaser to Seller in respect thereof, is called a "Purchase."

         SECTION II.2 Purchase Limits.  Under no  circumstances  shall Purchaser
                      ---------------
make any Purchase to the extent that, after giving effect to such Purchase, as the case may be:

     (a)  Purchase  Limit.  The Capital  would  exceed an amount (the  "Purchase
          ---------------                                               --------
Limit") equal to $60,000,000,  as such amount may be reduced pursuant to Section
------                                                                   -------
2.6 or increased pursuant to Section 2.7; or
----                         -----------
                  (b) Pay-Out  Amount Limit.  The Capital would exceed an amount
                      ---------------------
         (the  "Pay-Out  Amount  Limit")  equal  to 100%  of the  Net  Portfolio
               ------------------------
         Principal Balance (as calculated on such date of Purchase).

         SECTION  II.3 Making  Purchases  from  Seller.  (a) Notice of Purchase.
                       -------------------------------       -------------------
Seller may request a Purchase by delivering a notice substantially in the form of Exhibit A (a "Purchase Request") to the Agent and Purchaser not later than
   ---------     -----------------
11:00 a.m. (Chicago time) on the second Business Day preceding the date of such proposed Purchase. Each such notice of a proposed Purchase shall include a Contract Schedule and shall specify (i) the Funding Date for such Purchase (which, except for the initial Purchase, shall be a Settlement Date), and (ii) the calculation of the amount of the Purchase for such Participation.

         (b) Amount of Purchase.  The amount of each Purchase  shall be equal to
             ------------------
the lesser of (x) the amount requested by Seller in the applicable Purchase Notice and (y) the maximum amount permitted under Section 2.2; provided,
                                                        ------------------------
however,  that each such Purchase  shall be in an amount of at least  $5,000,000
-------
(or, in the case of the first Purchase, $10,000,000).

         (c) Funding of Purchase. On the date of each Purchase, Purchaser shall,
             -------------------
upon  satisfaction  of the applicable  conditions set forth in Article VII, make
                                                               -----------
available to Seller the amount of its Purchase  (determined  pursuant to Section
                                                                         -------
2.3(b)),  in same-day  funds,  to such account as is designated by Seller to the
------
Agent in writing.

         SECTION II.4 Facility Termination Date. The "Facility Termination Date"
                      -------------------------       --------------------------
shall be the earliest of (i) December 30, 2000 (herein, as such date may be extended, called the "Scheduled Facility Termination Date"), (ii) the
                          -----------------------------------------
termination or expiration of the Liquidity Banks' commitments under the Liquidity Facility and (iii) the date of termination of the Facility pursuant to
Section 2.6 or Section 12.2.
-----------    -------------

         SECTION II.5  Representation and Warranty.  Each request for a Purchase
                       ---------------------------
pursuant to Section 2.3 shall  automatically  constitute  a  representation  and
            -----------
warranty by Seller to the Agent and Purchaser that on the requested date of such Purchase, (a) the representations and warranties contained in Article VIII will
                                                               ------------
be true and correct in all material respects as of such requested date as though made on such date, (b) no Termination Event or Unmatured Termination Event has occurred and is continuing or will result from the making of such Purchase, and
(c) after giving effect to such requested Purchase, the Capital will not exceed the Pay-Out Limit.

         SECTION II.6 Voluntary  Termination of Facility;  Reduction of Purchase
                      ----------------------------------------------------------
Limit.  Seller may, in its sole discretion for any reason, upon at least fifteen
-----
(15) days' notice to the Agent (with a copy to Purchaser), terminate the Facility in whole or reduce in part the unused portion of the Purchase Limit; provided, however, that (a) each such partial reduction will be in a minimum
------------------
amount of $5,000,000 or a higher integral multiple of $1,000,000, and (b) in the event of a partial reduction and after giving effect to any such partial reduction and any prior partial reduction, the remaining Purchase Limit will not be less than $25,000,000.

         SECTION  II.7  Increase  of  Purchase  Limit.  Seller  may, in its sole
                        -----------------------------
discretion, upon at least fifteen (15) days' notice to the Agent (with a copy to Purchaser) increase the Purchase Limit to an amount not to exceed $100,000,000; provided, however (a) the Liquidity Banks have increased their commitments under
-----------------
the Liquidity Agreement, which increase shall be at their sole discretion, to an aggregate amount equal to not less than 102% of such increased Purchase Limit and (ii) any such increase shall be in multiples of $10,000,000.



                                   ARTICLE III

                                   FEES, ETC.

          SECTION III.1 Fees. Seller agrees to pay the Agent the following fees:
                        ----

                           (i) a program fee for each Settlement Period equal to
                  (i) the  daily  outstanding  Capital  during  such  Settlement
                  Period,  times  (ii) the  Program  Fee Rate,  times  (iii) the
                           -----                                -----
                  number of days in such Settlement Period, divided by 360; and

                           (ii) a liquidity fee for each Settlement Period equal
                  to (i) the unfunded amount of the Liquidity Banks' commitments under the Liquidity Agreement times (ii) the Liquidity Fee
                                                   -----
                  Rate, times (iii) the number of days in such Settlement Period divided by 360.

         SECTION III.2  Computation  of Earned Yield and Fees.  All Earned Yield
                        -------------------------------------
and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days.


                                   ARTICLE IV

                 ESTABLISHMENT AND USE OF ACCOUNTS; SETTLEMENTS

         SECTION IV.1 Accounts. (a) Collection Account.  Seller hereby agrees to
                      --------      ------------------
establish the Collection Account on or before the date of the first Purchase hereunder. Seller and Servicer hereby agree to direct all Obligors to make all payments due under the Contracts to an account that is the subject of a Lock-Box Agreement. Servicer shall transfer all Collections received to the Collection Account within two Business Days of receipt.

         (b) Reserve  Account.  Seller  hereby  agrees to establish  the Reserve
             ----------------
Account on or before the date of the first Purchase hereunder.

         (c) Permitted  Investments.  Funds on deposit in the Collection Account
             ----------------------
or the Reserve Account may be invested at the direction of Seller in Permitted Investments, provided that such Permitted Investments mature on or prior to the
              --------
next occurring Settlement Date. Interest earned on such Permitted Investments shall be distributed pursuant to Section 4.3, with respect to the Collection
                                   -----------
Account, and Section 4.4, with respect to the Reserve Account.
             -----------

         SECTION IV.2  Settlements.  On each  Settlement  Date, all  Collections
                       -----------
received on or prior to such date and not previously distributed, all interest earned on investments in the Collection Account (net of expenses related to such investments), all Advances made by the Servicer pursuant to Section 4.6 and all
                                                             -----------
net payments received from the counterparties to the Interest Rate Swaps shall be distributed in the following order:

          (i)     first, to the Servicer in any amount equal to all
                  -----
                  Unrecoverable Advances, if any, for which the Servicer has not previously been reimbursed;

         (ii)     second,  to the  counterparties of the Interest Rate Swaps any
                  ------
                  net payment due to such counterparties from Seller,

         (iii)    third,  to the Servicer (if Servicer is not LINC) in an amount
                  -----
                  equal to the Servicing Fee due on such date,

         (iv)     fourth,  to the Agent in an amount  equal to the  accrued  and
                  ------
                  unpaid Program Fee and Liquidity Fee,

          (v)     fifth, to Purchaser an amount equal to the accrued and unpaid
                   -----
                  Earned Yield,

         (vi)     sixth, if such Settlement Date is a Quarterly Payment Date, to
                  -----
                  the Agent an amount equal to the Administration Fee payable on such Settlement Date,

         (vii)    seventh,   to  Purchaser  an  amount  equal  to  the  Required
                  -------
                  Reduction Amount for application to the Capital,

         (viii)   eighth, to Purchaser and the Agent, on a pro rata
                  ------
                  basis, in payment of all other amounts then due hereunder or under the Fee Letter,

         (ix)     ninth, to the Reserve Account to the extent necessary
                  -----
                  to result in the funds therein being equal to the Required Reserve Amount,

         (x)      tenth,  to the  counterparties  of the Interest Rate Swaps any
                  -----
                  payments due, if any, resulting from the early termination thereof or other amounts (other than net payments) owed by Seller thereunder;

         (xi)     eleventh,  if  LINC  is the  Servicer,  an  amount  equal  to
                  --------
                  the Servicing Fee due on such date and

         (xii)    twelfth, any remaining amounts to Seller.
                  -------

         SECTION IV.3  Interest  Rate Swaps.  If (i) a Hedge  Trigger  Event has
                       --------------------
occurred, (ii) a Termination Event has occurred and is continuing or (iii) on a Swap Date, the Capital exceeds zero, then, within five Business Days of such event or date, unless Seller has already entered into such a Qualified Interest Swap Agreement, Seller shall execute and deliver one or more Qualified Interest Swap Agreements (or other interest rate hedging arrangement acceptable to the Agent, in its sole discretion), with a notional principal amount equal to the Gross Contract Amount as of such date, which shall amortize in accordance with the expected schedule of Contract payments. Such Interest Rate Swap shall provide for fixed rate payments by Seller equal to the Swap Cost and floating rate payments by the counterparty equal to the one-month Eurodollar Rate (Reserve Adjusted) with a same day settlement in effect from time to time.

         SECTION IV.4 Withdrawals  from Reserve  Account.  To the extent that on
                      -----------------------------------
any Settlement Date, there are insufficient funds to distribute in full the amounts set forth in clauses first through seventh of Section 4.2, Servicer
                                              -------    -------------
shall  withdraw  the  lesser of (1) the amount of such  deficiency  and (ii) the amounts on deposit in such Reserve Account from the Reserve Account and distribute it pursuant to such Section 4.2. If on any Settlement Date, after
                                -----------
giving effect to the  distributions on such date pursuant to Section 4.2 and any
                                                             -----------
Purchase on such date, the funds in the Reserve Account (including net investment earnings thereon) exceed the Required Reserve Amount, such excess shall be withdrawn and distributed to Seller.

         SECTION IV.5 Deemed Collections;  Repurchases.  If on any day the Gross
                      ------------------
Contract Amount of any Contract is reduced or cancelled as a result of a Dilution, or the Originator is required to make a deemed Collection payment with respect thereto pursuant to the Purchase and Sale Agreement, then Seller shall be deemed to have received a Collection in the amount of such Dilution. If any of the representations or warranties set forth in Section 8.10 or 8.19 is no
                                                      ------------    ----
longer true with respect to a Contract, and such breach, in the sole judgment of the Agent, materially and adversely affects the value, enforceability or collectibility of such Contract or the related Equipment (it being understood that any Contract shall be deemed to be materially and adversely affected by any inaccurate representation as to its validity or enforceability or as to the amount of payments due thereunder) then, on the next occurring Settlement Date, Seller shall repurchase such Contract from Purchaser for an amount equal to the Outstanding Principal Balance thereof. Upon receipt of such amount by Purchaser, such repurchased Contract shall be released from the lien of this Agreement and reconveyed by Purchaser to Seller (without recourse or warranty) and shall no longer be considered part of the Portfolio.

         SECTION IV.6 Servicer Advances.  The Servicer shall make an advance (an
                      -----------------
"Advance") with respect to each Contract that is not a Defaulted  Contract in an
----------
amount equal to the scheduled payment (other than the Scheduled Residual Payment) with respect to such Contract that became, or will become, due during the calendar month in which the related Settlement Date occurs to the extent that such payment has not previously been deposited to the Collection Account, subject to the Servicer's reasonable determination that any such Advance would not constitute an Unrecoverable Advance if made. Each such Advance shall be remitted to the Collection Account on the Business Day immediately preceding such Settlement Date. To the extent that the Servicer subsequently receives the scheduled payment with respect to which it made an Advance, the Servicer shall be entitled to retain such payment in reimbursement of such Advance.

                                    ARTICLE V

                                    PAYMENTS

         SECTION V.1 Making of Payments. All payments of Capital or Earned Yield
                     ------------------
and of all Fees, and all amounts to be deposited by Seller or Servicer hereunder, shall be made by Seller or Servicer, as the case may be, no later than 10:00 a.m. (Chicago time), on the day when due in lawful money of the United States of America in same-day funds to such account as is specified by Purchaser or the Agent to Servicer. Funds received by the Purchaser or the Agent after 10:00 a.m. (Chicago time) on the date when due will be deemed to have been received by the Purchaser or the Agent, as the case may be, on the next following Business Day.

                                   ARTICLE VI

                              INCREASED COSTS, ETC.

         SECTION VI.1 Increased  Costs. If (i) any change in Regulation D of the
                      ----------------
Board of Governors of the Federal Reserve System, or (ii) any Regulatory Change, in each case occurring after the date hereof:

              (A) shall subject any Affected Party to any tax, duty or other charge with respect to any Participation owned by or funded by it, or any obligations or rights to provide funding therefor, or shall change the basis of taxation of payments to such Affected Party of any Capital or Earned Yield made by or owed to or funded by it or any other amounts due under this Agreement in respect of any Participation owned by or funded by it (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the jurisdiction in which such Affected Party's principal executive office (or, in the case of a Eurodollar Office of such Affected Party, in which such Eurodollar Office) is located); or

              (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any such reserve included in the determination of any Purchaser Rate), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party;

               (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or

              (D) shall impose on any Affected Party any other condition affecting any Participation made or funded by any Affected Party; and the result of any of the foregoing is or would be to increase the cost to or, to impose a cost on (a) an Affected Party funding or making or maintaining any Participation (including extensions of credit under the Liquidity Agreement, or any commitment of such Affected Party with respect to any of the foregoing), or (b) the Agent for continuing its or Seller's relationship with Purchaser, to reduce the amount of any sum received or contract by an Affected Party under this Agreement or the Liquidity Agreement with respect thereto, or in the sole good faith determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party would otherwise have achieved, then within five Business Days after demand by such Affected Party to Seller (which demand shall be accompanied by a written statement setting forth the basis of such demand), Seller shall pay to the Agent for the account of such Affected Party such additional amount or amounts as will (in the reasonable determination of such Affected Party) compensate such Affected Party for such increased cost or such reduction. Such written statement (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

         SECTION VI.2 Funding  Losses.  Seller hereby agrees that upon demand by
                      ---------------
any Affected Party (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) Seller will indemnify such Affected Party against any net loss or expense which such Affected Party may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Party to fund or maintain any Participation), as reasonably determined by such Affected Party, as a result of
(a) any payment of any Capital or Earned Yield thereon on a date other than a Settlement Date, or (b) any failure of Seller to sell any Participation to Purchaser on a date specified therefor in a related Purchase Request. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.


                                   ARTICLE VII

                             CONDITIONS TO PURCHASES

         The making of any Purchase hereunder is subject to the following conditions precedent:

         SECTION VII.1 Initial Purchase.  The making of the initial Purchase is,
                       ----------------
in addition to the conditions precedent specified in Section 7.2, subject to the
                                                     -----------
condition precedent that the Agent shall have received all of the following, each duly executed and dated the date of such Purchase (or such earlier date as shall be satisfactory to the Agent), in form and substance reasonably satisfactory to the Agent:

                  VII.1.1 Resolutions;  Corporate Documents. Certified copies of
                          ---------------------------------
resolutions of the Board of Directors of each of LINC and Seller authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement and the other Transaction Documents to which it is a party, together with a certified copy of its articles or certificate of incorporation and by-laws.

                  VII.1.2  Consents,  Etc.  Certified  copies  of all  documents
                           ---------------
evidencing any necessary consents and governmental approvals (if any) with respect to this Agreement and the other Transaction Documents.

                  VII.1.3  Incumbency  and  Signatures.  A  certificate  of  the
                           ---------------------------
Secretary or an Assistant Secretary of each of LINC and Seller certifying the names of officer or officers of each of LINC and Seller authorized to sign this Agreement and the other Transaction Documents to which it is a party.

                  VII.1.4 Good Standing Certificates. Good standing certificates
                          --------------------------
for LINC and Seller, issued as of a recent date acceptable to the Agent by (a) the Secretary of State of the jurisdiction of such Person's formation, and (b) the Secretary of State of the jurisdiction where such Person's chief executive office and principal place of business are located.

                  VII.1.5 Search  Reports.  A written search report  provided to
                          ---------------
the Agent by a search service acceptable to the Agent, listing all effective financing statements that name Seller or LINC as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to Section 7.1.12
                                                                  --------------
with respect to the first Purchase and in such other jurisdictions that Agent shall reasonably request, together with copies of such financing statements (none of which shall cover any Contract or any property or interests therein or proceeds of any thereof, unless an executed termination statement therefor has been delivered to the Agent), and tax and judgment lien search reports from a Person satisfactory to the Agent showing no evidence of such lien filed against Seller or LINC.

                  VII.1.6 Fee Letter; Payment of Fees. The Fee Letter,  together
                          ---------------------------
with all Fees payable pursuant to the Fee Letter and all costs and expenses due and payable pursuant to Section 18.4, if then invoiced.
                        ------------

                  VII.1.7 Closing  Certificate.  A certificate from an
                          --------------------
authorized officer of Seller as to the satisfaction of the conditions set forth in Section 7.2.1.
   -------------
                  VII.1.8  Purchase  and Sale  Agreement.  A duly  executed  and
                           -----------------------------
delivered copy of the Purchase and Sale Agreement of even date herewith, in form and substance reasonably acceptable to the Agent, together with evidence that all of the conditions precedent set forth therein have been satisfied.

                  VII.1.9  Opinions  of Counsel  to Seller  and LINC.  Favorable
                           -----------------------------------------
opinions of counsel to the Seller and LINC, substantially in the form of Exhibits B-1 and B-2.
------------     ---
     VII.1.10  Monthly  Report.  A Monthly  Report,  together  with a  Portfolio
               ---------------
Certificate as of the date of such initial Purchase.

                  VII.1.11 Lockbox Agreement.  Lockbox Agreements, duly executed
                           -----------------
by LINC, Seller, the Agent and the respective Lockbox Banks, with respect to the Collection Account and any other account to which Collections are sent.

                  VII.1.12  UCC  Filings.  Acknowledgment  copies of such proper
                            ------------
financing statements (Form UCC-1), filed on or prior to the date of such Purchase, naming (i) the Originator as debtor/seller, Seller as secured party/purchaser and Purchaser as assignee, filed in the State of the Originator's principal place of business and (ii) Seller as debtor/seller and Purchaser as the secured party/purchaser filed in the State of Seller's principal place of business and the States with the 10 greatest concentrations of Obligor locations after giving effect to such Purchase.

     VII.1.13 Liquidity Agreement. The Liquidity Agreement, duly executed by the
              -------------------
Liquidity Banks, Purchaser and the Liquidity Agent.
                  VII.1.14  Other.   Such  other  documents  as  the  Agent  may
                            -----
reasonably request.

         SECTION  VII.2 All  Purchases.  The making of the initial  Purchase and
                        --------------
each subsequent Purchase, are subject to the following further conditions precedent that:

                  VII.2.1 No Termination Event, Etc. (a) No Termination Event or
                          -------------------------
Unmatured Termination Event has occurred and is continuing or will result from the making of such Purchase or increase, (b) the representations and warranties of Seller and Servicer contained in Article VIII are true and correct as of the
                                     ------------
date of such Purchase or increase, with the same effect as though made on the date of such Purchase or increase and (c) after giving effect to such Purchase or increase, the Capital will not exceed the Purchase Limit and the Capital will not exceed the Pay-Out Limit.

                  VII.2.2 Purchase  Request.  The Agent and Purchaser shall have
                          -----------------
received a Purchase  Request for such  Purchase in  accordance  with Section 2.3
                                                                     -----------
(which may be a facsimile transmission of a properly completed and executed Purchase Request followed on that same day with actual delivery of the original thereof), together with all items required to be delivered in connection therewith.

     VII.2.3 Facility  Termination Date. The Facility Termination Date shall not
             --------------------------
have occurred. VII.2.4 Commercial Paper Notes. Purchaser is able to obtain funds in the commercial paper market pursuant to its Program Documents.

                  VII.2.5 Reserve Account.  The amount in the Reserve Account is
                          ---------------
at least equal to the Required Reserve Amount, after giving effect to such Purchase.

                  VII.2.6  Financing  Statements.   Executed  copies  of  proper
                           ---------------------
Uniform Commercial Code Form UCC-3 termination statements necessary to release all liens and other Adverse Claims of any Person in any Contract related to such Purchase or the proceeds thereof granted by any Person.


                                  ARTICLE VIII

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         SECTION VIII.1  Representations  and Warranties of Seller.  In order to
                         -----------------------------------------
induce Purchaser and the Agent to enter into this Agreement and, in the case of Purchaser, to make Purchases hereunder, Seller hereby represents and warrants to the Agent and Purchaser as follows:

         SECTION VIII.2  Organization  and Good Standing,  Etc.  Seller has been
                         --------------------------------------
duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. It is duly licensed or qualified to do business as a foreign corporation in good standing in the jurisdiction where its principal place of business and chief executive office are located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

         SECTION VIII.3 Power and Authority;  Due Authorization.  Seller has (a)
                        ----------------------------------------
all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and (ii) to sell Participations on the terms and subject to the conditions herein provided, and (b) duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and such sales and the granting of a security interest in the Collateral on the terms and conditions provided herein.

         SECTION  VIII.4 No  Violation.  The  consummation  of the  transactions
                         -------------
contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the certificate of incorporation or by-laws of Seller, or (ii) any indenture, loan agreement, pooling and servicing agreement, contract purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Seller is a party or by which it or any of their its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, contract purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law, rule, or regulation applicable to Seller or any order of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Seller or any of its properties, which violation would be reasonably likely to have a Material Adverse Effect.

         SECTION VIII.5 Validity and Binding Nature.  This Agreement is, and the
                        ---------------------------
other Transaction Documents to which it is a party when duly executed and delivered by Seller will be, the legal, valid and binding obligation of Seller, enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in effect or at law.

         SECTION  VIII.6 Bulk Sales Act.  No  transaction  contemplated  by this
                         --------------
Agreement or any of the other Transaction Documents requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

         SECTION VIII.7  Government  Approvals.  No authorization or approval or
                         ---------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body required of Seller for the due execution, delivery or performance by Seller of any Transaction Document to which it is a party remains unobtained or unfiled, other than the UCC filings referred to in Section 7.1.12.
                                                                 ---------------

         SECTION VIII.8 Financial Condition.
                        -------------------

         (a Seller's pro forma balance sheet as of the date hereof, certified by
                     ---------
the Financial Officer, copies of which have been furnished to the Agent and Purchaser, fairly presents Seller's respective assets and liabilities at such date.

         (b Since the date of Seller's incorporation, no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

         SECTION  VIII.9  Margin  Regulations.  Seller  is  not  engaged  in the
                          -------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Participation, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

         SECTION  VIII.10 Quality of Title.  Seller owns each Contract,  and the
                          ----------------
Contract Assets related thereto, free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Agent or Purchaser and any interest in the Equipment by the Obligors under the Contracts). Seller has a first priority perfected ownership interest in the Contracts. Seller either owns the Equipment related to the Contracts or has a valid and perfected first priority security interest therein. No effective financing statement or other instrument similar in effect covering any Contract, any Contract Asset or any interest therein is on file in any recording office, except for financing statements that may be filed (i) in favor of Purchaser,
(ii) in favor of Seller in  accordance  with the  Purchase  and Sale  Agreement,
(iii) in connection with any Adverse Claim arising solely as the result of any action taken by Purchaser or the Agent or (iv) in favor of the Originator (or any party from which it purchased such Contract) in accordance with the Contract.

         SECTION   VIII.11   Accuracy  of   Information.   All  factual  written
                             --------------------------
information heretofore or contemporaneously furnished by, or on behalf of, Seller to Purchaser or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual, written information hereafter furnished by, or on behalf of, Seller to Purchaser or the Agent pursuant to or in connection with any Transaction Document will be, true and accurate in all material respects on the date as of which such information is dated or certified.

         SECTION  VIII.12  Offices.  The  principal  place of business and chief
                           -------
executive office of Seller is located at the address referred to in Section 18.3
                                                                    ------------
(or at such other  locations,  notified to the Agent in accordance  with Section
                                                                         -------
10.1.6,  in  jurisdictions  where all action required thereby has been taken and
------
completed).

         SECTION VIII.13 Capitalization.  The authorized capital stock of Seller
                         --------------
consists of one thousand (1,000) shares of common stock, $0.01 par value, of which all are currently issued and outstanding. All of such outstanding shares are validly issued, fully paid and nonassessable and are owned (beneficially and of record), free and clear of any Adverse Claim, by LINC.

         SECTION  VIII.14 Trade Names.  Seller does not use any trade name other
                          -----------
than its actual corporate name.

         SECTION  VIII.15  Taxes.  Seller has filed all tax  returns and reports
                           -----
required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION  VIII.16  Compliance  with  Applicable  Laws, etc. Seller is in
                           ---------------------------------------
compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, the Federal Consumer Credit Protection Act, as amended, Regulation Z of the Board of Governors of the Federal Reserve System, as amended, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws, rules and regulations applicable to the Contracts), a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

         SECTION VIII.17 No  Proceedings.  Except as described in Schedule 8.17,
                         ---------------                          -------------
there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority which Seller is named, and there is no action, suit, arbitration, or regulatory proceeding pending, or, to the knowledge of Seller, threatened, nor, to the best of Seller's knowledge, is there any investigation pending or threatened before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against Seller (A) asserting the invalidity of this Agreement or any other Transaction Document or (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or
(C) that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

         SECTION  VIII.18   Investment  Company  Act,  Etc.  Seller  is  not  an
                            -------------------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION  VIII.19  Eligible  Contracts.  Each  Contract  included in the
                           -------------------
calculation of the Net Portfolio Principal Balance as an Eligible Contract is an Eligible Contract on such date of calculation.


                                   ARTICLE IX

                   REPRESENTATIONS AND WARRANTIES OF SERVICER

         SECTION IX.1  Representations  and Warranties of Servicer.  In order to
                       -------------------------------------------
induce Purchaser and the Agent to enter into this Agreement and, in the case of Purchaser, to make Purchases hereunder, Servicer hereby represents and warrants to the Agent and Purchaser as follows:

         SECTION IX.2  Organization  and Good Standing,  Etc.  Servicer has been
                       --------------------------------------
duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. It is duly licensed or qualified to do business as a foreign corporation in good standing in the jurisdiction where its principal place of business and chief executive office are located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

         SECTION IX.3 Power and Authority;  Due Authorization.  Servicer has (a)
                      ---------------------------------------
all necessary power, authority and legal right to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and (b) duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

         SECTION  IX.4  No  Violation.  The  consummation  of  the  transactions
                        -------------
contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the certificate of incorporation or by-laws of Servicer, or (ii) any indenture, loan agreement, pooling and servicing agreement, contracts purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Servicer is a party or by which it or any of its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, contracts purchase agreement, mortgage, deed of trust, or other agreement or instrument, or (c) violate any law, rule, or regulation applicable to Servicer or any order of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Servicer or any of its properties, which in the case of clause (a) (ii), (b) or (c) would
                                               ---------------------------
be reasonably likely to have a Material Adverse Effect.

         SECTION IX.5 Validity and Binding  Nature.  This  Agreement is, and the
                      ----------------------------
other Transaction Documents to which it is a party when duly executed and delivered by Servicer will be, the legal, valid and binding obligation of Servicer, enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in equity or at law.

         SECTION IX.6  Government  Approvals.  No  authorization  or approval or
                       ---------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body required of Servicer for the due execution, delivery or performance by Servicer of any Transaction Document to which it is a party remains unobtained or unfiled.

         SECTION IX.7 Financial Condition.
                      -------------------

         (a Servicer's consolidated balance sheet as of June 30, 1997, and the related statements of earnings and cash flows of Servicer and its consolidated Subsidiaries for the six months then ended, certified by Peat Marwick, independent certified public accountants, and Servicer's consolidated balance sheet as of September 30, 1997, and the related statements of earnings and cash flows of Servicer and its consolidated Subsidiaries for the nine months then ended, certified by Servicer's chief financial officer, copies of which have been furnished to the Agent and Purchaser, fairly present in all material respects the consolidated financial condition, business and operations of Servicer and its consolidated Subsidiaries as at such dates and the consolidated results of operation of Servicer and its consolidated Subsidiaries for the periods ended on such dates.

         (b Since June 30, 1997 no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

         SECTION IX.8 Accuracy of Information.  All factual written  information
                      -----------------------
heretofore or contemporaneously furnished by, or on behalf of, Servicer to Purchaser or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual, written information hereafter furnished by Servicer, or on behalf of, to Purchaser or the Agent pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect on the date as of which such information is dated or certified. No information contained in any report or certificate delivered pursuant to this Agreement or any other Transaction Document shall be incomplete by omitting to state a material fact or any fact necessary to make the statements contained therein not misleading on the date as of which such information is dated or certified.

         SECTION  IX.9  Offices.  The  principal  place of  business  and  chief
                        -------
executive  office of Servicer  is located at the address  referred to in Section
                                                                         -------
18.3 (or at such  other  locations,  notified  to the Agent in  accordance  with
----
Section 11.1.6,  in  jurisdictions  where all action  required  thereby has been
--------------
taken and completed).

         SECTION  IX.10  Taxes.  Servicer  has filed all tax returns and reports
                         -----
required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION  IX.11  Compliance  with  Applicable   Laws.   Servicer  is  in
                         -----------------------------------
compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, the Federal Consumer Credit Protection Act, as amended, Regulation Z of the Board of Governors of the Federal Reserve System, as amended, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws, rules and regulations applicable to the Contracts), a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

         SECTION  IX.12 No  Proceedings.  Except as described in Schedule  9.12,
                        ---------------                          ---------------
there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which Servicer is named, and there is no action, suit, arbitration, or regulatory proceeding pending, or, to the knowledge of Servicer, threatened, nor, to the best of Servicer's knowledge, is there any investigation pending or threatened before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against Servicer (A) asserting the invalidity of this Agreement or any other Transaction Document or (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (C) that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

         SECTION  IX.13  Investment   Company  Act,  Etc.  Servicer  is  not  an
                         -------------------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION  IX.14  Software  Programs.  Servicer  owns,  or has  valid and
                         ------------------
existing licenses of or subcontracts with respect to, all software programs sufficient to service the Portfolio and produce the Monthly Reports and Portfolio Certificates, of which software, licenses and subcontracts is either assignable to a successor Servicer or is readily available without undue cost.


                                    ARTICLE X

                               COVENANTS OF SELLER

         SECTION X.1 Affirmative Covenants of Seller. From the date hereof until
                     -------------------------------
the first day following the Facility Termination Date on which all Participations have been reduced to zero and all Obligations shall have been finally and fully paid and performed (the "Final Payoff Date"), unless Purchaser
                                           -----------------
and the Agent shall otherwise consent in writing Seller hereby covenants and agrees with Purchaser and the Agent that it shall:

                  X.1.1  Compliance  with  Laws,  Etc.  Comply  in all  material
                         ----------------------------
respects with all applicable laws, rules, regulations and orders of all governmental authorities (including those which relate to the Contracts), except to the extent the failure to so comply would not have a Material Adverse Effect.

                  X.1.2  Preservation  of  Corporate  Existence.   Preserve  and
                         --------------------------------------
maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in the jurisdiction where its principal place of business and its chief executive office are located and in each other jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

                  X.1.3  Audits.  (i) At any time and from  time to time  during
                         ------
regular business hours upon reasonable prior notice (provided that if a Termination Event or Unmatured Termination Event shall have occurred and be continuing, no notice shall be required), permit the Agent, or its agents or representatives (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of Seller relating to the Contracts, and (B) to visit the offices and properties of Seller for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating
                       ------------
to the Contracts or the performance hereunder with any of the officers or employees of Seller having knowledge of such matters, and (ii) without limiting the foregoing clause (i) above, from time to time on request of the Agent,
                ----------
permit certified public accountants or other auditors reasonably acceptable to the Agent to conduct, at Seller's expense (provided that, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, Seller shall only be responsible for the expense of one such audit in any calendar year), a review of Seller's books and records with respect to the Contracts, and all other documents related thereto.

                  X.1.4 Keeping of Records and Books of Account.  Keep books and
                        ---------------------------------------
records that accurately reflect in all material respects Seller's business affairs and transactions.

                  X.1.5  Performance and Compliance  with Contracts.  Timely and
                         ------------------------------------------
fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to such Contracts, unless Seller is disputing the applicability of any such provision, covenant or promise in good faith and except to the extent that failure to comply therewith would not have a Material Adverse Effect.

                  X.1.6  Location  of  Records.  Keep  its  principal  place  of
                         ---------------------
business and chief executive  office at the address  referred to in Section 8.12
                                                                    ------------
or, upon 30 days' prior written notice to the Agent, at such other locations in jurisdictions in the continental United States where all action required to maintain the Purchaser's perfected ownership and security interest pursuant to
Section  17.1  shall  have  been  taken and  completed  or shall be so taken and
-------------
completed prior to the loss of any perfection thereof arising from such relocation.

                  X.1.7 Separate Corporate Existence. Seller hereby acknowledges
                        ----------------------------
that Purchaser and the Agent are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon Seller's identity as a legal entity separate from LINC. Therefore, from and after the date hereof, Seller shall take all reasonable steps specifically required by this Agreement to continue Seller's identity as a separate legal entity and to make it apparent to third Persons that Seller is an entity with assets and liabilities distinct from those of LINC and any other Person, and is not a division of LINC or any other Person. Without limiting the generality of the foregoing, Seller shall take such actions as shall be required in order that:

                  (a Seller will be a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to acquiring retail installment contracts and leases, and the related equipment from the Originator, entering into this Agreement to finance such purchases and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

                  (b Not less than one member of Seller's Board of Directors (the "Independent Director") shall be an individual who is not a
                ---------------------
         direct, indirect or beneficial stockholder, officer, director, employee, customer or supplier of LINC or any of its Affiliates (other than Seller and other special purpose, "bankruptcy remote" corporations). The Certificate of Incorporation of Seller shall provide that (i) Seller's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition or dissolution proceeding with respect to Seller unless all of the Board of Director's, including the Independent Director, shall approve the taking of such action in writing prior to the taking of such action and
         (ii) such provision cannot be amended without the prior written consent of the Independent Director;

                    (c The Independent Director shall not at any time serve as a trustee in bankruptcy for Seller, LINC or any Affiliate thereof;

                  (d Any employee, consultant or agent of Seller will be compensated from funds of Seller for services provided to Seller. Seller will engage no agents other than a Servicer for the Contracts, which Servicer will be fully compensated for its services to Seller by payment of the Servicing Fee, and attorneys and accountants, who will be compensated from funds of Seller, and other than LINC pursuant to the Operating Agreement, provided that LINC shall pay the attorneys'
                                    --------
         fees and disbursements incurred in connection with the initial closing of the transactions contemplated hereby;

                  (e Seller will not incur any material indirect or overhead expenses for items shared between Seller and LINC (or any other Affiliate thereof), except as set forth in the Operating Agreement. To the extent, if any, that Seller and LINC (or any other Affiliate thereof) share items of expenses such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that LINC shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, commitment, agency and other up-front fees;

                  (f Seller's operating expenses will not be paid by LINC or any other Affiliate thereof, except as permitted under the terms of this Agreement or otherwise consented to by the Agent and Purchaser;

                  (g       Seller will have its own stationery;

     (h Seller's books and records will be maintained separately from those of LINC and any other Affiliate thereof;
                  (i All audited financial statements of LINC or any Affiliate thereof that are consolidated to include Seller will contain detailed notes clearly stating that (A) all of Seller's assets are owned by Seller, and (B) Seller is a separate corporate entity with creditors who have received ownership and/or security interests in Seller's assets;

     (j Seller's assets will be maintained in a manner that facilitates their identification and segregation from those of LINC or any Affiliate thereof;
                  (k Seller will strictly observe corporate formalities in its dealings with LINC or any Affiliate thereof, and funds or other assets of Seller will not be commingled with those of LINC or any Affiliate thereof (other than in connection with LINC's role as Servicer to the extent permitted hereby). Seller shall not maintain joint bank accounts or other depository accounts to which LINC or any Affiliate thereof has independent access, except as Servicer hereunder. None of Seller's funds will at any time be pooled with any funds of LINC or any Affiliate thereof, except for Collections to the extent permitted by this Agreement;

                  (l Seller shall pay to LINC (or any Affiliate thereof) the marginal increase (or, in the absence of such increase, the market amount of its portion of) in the premium payable with respect to any insurance policy that covers Seller and LINC (or any Affiliate thereof), but Seller shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee under any such insurance policy with respect to any amounts payable due to occurrences or events related to LINC (or any Affiliate thereof); and

                  (m Seller will maintain arm's-length relationships with LINC (and any Affiliate thereof). Any Person, including Seller's Affiliates, that renders or otherwise furnishes services to Seller will be compensated by Seller at market rates for such services it renders or otherwise furnishes to Seller. Neither Seller nor LINC will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other.

     X.1.8 Reporting Requirements of Seller. Until the Final Payout Date, Seller
           --------------------------------
will furnish to the Agent and Purchaser:
                  (a Quarterly Financial Statements. As soon as available and in
                     ------------------------------
         any event within 45 days after the end of each of the first three Fiscal Quarters of each fiscal year of Seller, (i) copies of the unaudited balance sheet of Seller, as at the end of such Fiscal Quarter, together with unaudited statements of earnings for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial officer, treasurer, assistant treasurer or chief accounting officer (such officer being herein called the "Financial
                                                                       ---------
         Officer")  of Seller and (ii) a letter  from the  Financial  Officer of
         -------
         Seller certifying whether a Termination Event or an Unmatured Termination Event has occurred and is continuing;

                  (b Annual  Financial  Statements.  As soon as available and in
                     -----------------------------
         any event within 90 days after the end of each Fiscal Year of each of Seller, (i) a copy of the unaudited balance sheet of Seller, as at the end of such Fiscal Year together with the related statements of earnings and cash flows for such Fiscal Year, certified by the Financial Officer of Seller, and (ii) a letter from the Financial Officer of Seller certifying whether a Termination Event or an Unmatured Termination Event has occurred and is continuing;

     (c ERISA.  Promptly  after  receiving  notice of any  Reportable  Event (as
        -----
defined in Title IV of ERISA) with respect to Seller (or any Affiliate thereof), a copy of such notice;
                  (d  Proceedings.  As soon as possible  and in any event within
                      -----------
         three Business Days after Seller receives notice thereof, any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action or proceeding of the type described in Section 8.17, notice thereof and, upon the
                                   -------------
         Agent's reasonable request, copies of all non-confidential or non-privileged documentation relating thereto;

                  (e Litigation. As soon as possible, and in any event within three days of Seller's knowledge thereof, notice of (i) any litigation, investigation or proceeding of the type described in Schedule 8.17 not previously disclosed to the Agent, and (ii) any material adverse development in any previously disclosed litigation, investigation or proceeding;

     (f Notice of Material Events. Promptly after becoming aware thereof, notice
        -------------------------
of any other event or circumstance that, in the reasonable judgment of Seller, is likely to have a Material Adverse Effect;

                  (g Termination  Events. As soon as possible,  and in any event
                     -------------------
         within three Business Days after the occurrence of each Termination Event or Unmatured Termination Event, a written statement of the Financial Officer of Seller setting forth details of such event and the action that Seller proposes to take with respect thereto; and

                  (h Other. Promptly, from time to time, such other information,
                     -----
         documents, records or reports respecting the Collateral, the Contracts, or the condition or operations, financial or otherwise, of Seller as the Agent may from time to time reasonably request in order to protect the interests of the Agent or Purchaser under or as contemplated by this Agreement or the other Transaction Documents.

                  X.1.9 Use of  Proceeds.  Seller  shall use the proceeds of the
                        ----------------
Purchases made hereunder solely to fund the purchase price for the Contracts purchased from LINC pursuant to the Purchase and Sale Agreement.

                  X.1.10  Collections.
                          -----------

                  (a Promptly (and in any event within two Business Days of receipt) remit to the Collection Account all Collections, if any, received directly by Seller from the Obligors; and

                  (b Instruct all Obligors to cause all Collections of Contracts to be deposited directly to a lock-box that is the subject of a Lockbox Agreement.

         SECTION X.2 Negative  Covenants  of Seller.  From the date hereof until
                     ------------------------------
the Final Payout Date, unless Purchaser and the Agent shall otherwise consent in writing, Seller shall perform its Obligations under this Section 10.2.

                  X.2.1  Sales,   Liens,   Etc.   Except   pursuant  to,  or  as
                         ---------------------
contemplated by, the Transaction Documents, Seller shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist voluntarily or involuntarily any Adverse Claims upon or with respect to any of its assets, including, without limitation, the Portfolio, any interest therein or any right to receive any amount from or in respect thereof.

     X.2.2 Mergers, Acquisitions, Sales, Subsidiaries, etc. Seller shall not:
           -----------------------------------------------
                           (i be a party  to any  merger  or  consolidation,  or
                  directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, this Agreement;

                           (ii make,  incur or suffer to exist an investment in,
                  equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of property from, any other Person (other than Permitted Investments); or

                           (iii  create any  direct or  indirect  Subsidiary  or
                  otherwise acquire direct or indirect ownership of any equity interests in any other Person.

                  X.2.3  Restricted Payments.
                         -------------------

                  (a Seller shall not (i) declare, pay or make any Dividend (other than dividends or distributions payable in its common stock or split-ups or reclassifications of its stock into additional or other shares of its common stock) or (ii) apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, any shares of any class of capital stock (now or hereafter outstanding) of Seller, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of Seller or (iii) make any loan or other advance to any shareholder; and

                  (b Seller will not make any deposit for any of the foregoing purposes; except that Seller may declare, pay or make Dividends if, immediately before and after giving effect to any proposed action described above,

                    (i) no Termination Event or Unmatured  Termination  Event
                       shall have occurred and be continuing and(ii) the Tangible Net Worth of Seller is not less than $1,000,000.

                  X.2.4  Amendments to Certain Documents.
                         -------------------------------

                  (a) Seller shall not amend, supplement, amend and restate, or otherwise modify or agree to any waiver of any provision contained in any Transaction Document or Seller's certificate of incorporation or by-laws, except (i) in accordance with the terms of such document, instrument or agreement and (ii) with the prior written consent of the Agent and Purchaser; and

                  (b) Except for the Transaction Documents, Seller shall not enter into, execute and deliver, or otherwise become bound by any agreement, instrument, document or other arrangement that restricts its right to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Document.

                  X.2.5  Incurrence  of  Indebtedness.  Seller shall not create,
                         ----------------------------
incur or permit to exist any Indebtedness, except for indebtedness and liabilities incurred pursuant to the Transaction Documents (including Interest Rate Swaps) and normal trade payables incurred in the ordinary course of its business that do not exceed $4,500 in the aggregate at any time.

                  X.2.6  Deposits to the  Collection  Account.  Seller shall not
                         ------------------------------------
deposit or otherwise credit, or cause or permit to be so deposited or credited by any Person, to the Collection Account cash or cash proceeds other than Collections with respect to the Contracts or proceeds of the Collateral and payments under Interest Rate Swaps.

                  X.2.7  Change in Business  Policy.  Seller  shall not make any
                         --------------------------
change in the character of its business which would impair in any material respect the collectibility of any Contract.

                  X.2.8 Change in Payment Instructions to Obligors. Seller shall
                        ------------------------------------------
not make any change in its instructions to Obligors regarding Collections or payments to be made to a lock-box that is the subject of a Lockbox Agreement, unless (i) the Agent shall have received notice of such change and (ii) the Agent previously shall have consented in writing to such change. Seller shall not add or terminate any bank as a Lockbox Bank or make any change in its instructions regarding payments to be made by the Lockbox Bank, unless (A) the Agent shall have received duly executed counterparts of a Lockbox Agreement with each new Lockbox Bank and copies of such instructions (which shall be in form and substance acceptable to the Agent) and (B) the Agent previously shall have consented in writing to such termination or change.

                  X.2.9 Amendments to Contracts.  Seller shall not amend, modify
                        -----------------------
or waive any provision of any Contract except as permitted by Section 13.2(b).
                                                              ---------------


                                   ARTICLE XI

                              COVENANTS OF SERVICER

         SECTION XI.1  Affirmative  Covenants of Servicer.  From the date hereof
                       ----------------------------------
until the Final Payout Date, unless Purchaser and the Agent otherwise consent in writing, Servicer hereby covenants and agrees with Purchaser and the Agent that it shall:

                  XI.1.1  Compliance  with  Laws,  Etc.  Comply in all  material
                          ----------------------------
respects with all applicable laws, rules, regulations and orders of all governmental authorities (including those which relate to the Contracts) except to the extent the failure to so comply would not have a Material Adverse Effect.

                  XI.1.2  Preservation  of  Corporate  Existence.  Preserve  and
                          --------------------------------------
maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in the jurisdiction where its principal place of business and its chief executive office are located and in each other jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

                  XI.1.3  Audits.  (i) At any time and from time to time  during
                          ------
regular business hours upon reasonable prior notice (provided that if a Termination Event or Unmatured Termination Event shall have occurred and be continuing, no notice shall be required), permit the Agent, or its agents or representatives (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of Servicer relating to the Contracts, and
(B) to visit the offices and properties of Servicer for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters
                              -------------
relating to the Contracts or the performance hereunder with any of the officers or employees of Servicer having knowledge of such matters, and (ii) without limiting  the  foregoing  clause (i) above,  from time to time on request of the
                          ----------
Agent, permit certified public accountants or other auditors reasonably acceptable to the Agent to conduct, at Servicer's expense (provided that, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, Servicer shall only be responsible for the expense of one such audit in any calendar year), a review of Servicer's books and records with respect to the Contracts and all other documents related thereto.

                  XI.1.4 Keeping of Records and Books of Account. Keep books and
                         ---------------------------------------
records that accurately reflect in all material respects Servicer's business affairs and transactions, and maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing the Contracts in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts.

                  XI.1.5  Performance and Compliance with Contracts.  Timely and
                          -----------------------------------------
fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to such Contracts, unless Servicer is disputing the applicability of any such provision, covenant or promise in good faith and except to the extent that the failure to comply therewith would not have a Material Adverse Effect.

                  XI.1.6  Location  of  Records.  Keep  its  principal  place of
                          ---------------------
business and chief  executive  office at the address  referred to in Section 9.9
                                                                     -----------
or, upon 30 days' prior written notice to the Agent, at such other locations in jurisdictions in the continental United States where all action required to maintain the Purchaser's perfected ownership and security interest pursuant to
Section  17.1  shall  have  been  taken and  completed  or shall be so taken and
-------------
completed prior to the loss of any perfection thereof arising from such relocation.

     XI.1.7  Credit  Policy.  Comply in all  material  respects  with the Credit
             --------------
Policy in regard to each Contract.

     XI.1.8  Reporting  Requirements  of  Servicer.  Furnish  to the  Agent  and
             -------------------------------------
Purchaser:

                  (a) Quarterly Financial  Statements.  As soon as available and
                      -------------------------------
         in any event within 45 days after the end of each of the first three Fiscal Quarters of each fiscal year of Servicer, (i) copies of the unaudited consolidated balance sheet of Servicer and its consolidated Subsidiaries, as at the end of such Fiscal Quarter, together with unaudited statements of earnings for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by a Financial Officer of Servicer and (ii) a letter from the Financial Officer of Servicer certifying that neither a Termination Event nor an Unmatured Termination Event nor a Servicer Termination Event has occurred and is continuing;

                  (b) Annual Financial  Statements.  As soon as available and in
                      ----------------------------
         any event within 90 days after the end of each Fiscal Year of Servicer, a copy of the annual audit report for such Fiscal Year of Servicer, including a copy of the consolidated balance sheet of Servicer and its consolidated Subsidiaries, as at the end of such Fiscal Year together with the related statements of earnings and cash flows for such Fiscal Year, certified by Peat Marwick or other independent public accountants reasonably acceptable to the Agent and Purchaser, and a certificate from such accountant stating that, relying (without independent verification) upon internal management reports, they have reviewed and independently computed for each Fiscal Quarter during such Fiscal Year, compliance with the Pay Out Amount Limit as of the last Business Day in the final calendar month in such Fiscal Year and as of the last Business Day in one randomly selected calendar month in such Fiscal Year and have compared their calculations of the Net Portfolio Principal Balance with the corresponding Portfolio Certificates and stating whether such computations indicate that such Portfolio Certificates accurately reflected the Net Portfolio Principal Balance as of the respective applicable dates;

                  (c) Monthly Reports. On or before the day that is two Business
                      ---------------
         Days prior to each Settlement Date, Servicer shall prepare and deliver to the Agent and Purchaser a report (a "Monthly Report"), substantially
                                                 --------------
         in the form of the form of monthly report approved by the Purchaser and Agent, together with a certificate substantially in the form of Exhibit
                                                                         -------
         C (a "Portfolio  Certificate"),  setting forth a calculation of the Net
               ----------------------
         Portfolio Principal Balance (together with such other information set forth therein) as of such Month-End Date, signed by a Financial Officer of Servicer;

                  (d) Weekly  Calculation.  On or before the Friday of each week
                      -------------------
         (or if such day is not a Business Day, the immediately preceding Business Day), Servicer shall prepare and deliver to the Agent and Purchaser a calculation to determine whether a Hedge Trigger Event has occurred;

                  (e) ERISA.  Promptly after receiving  notice of any Reportable
                      -----
         Event (as defined in Title IV of ERISA) with respect to Servicer (or any Affiliate thereof), a copy of such notice;

                  (f)  Proceedings.  As soon as possible and in any event within
                       -----------
         three Business Days after Servicer receives notice thereof, any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action or proceeding of the type described in Section 9.12, notice thereof and, upon the
                                   -------------
         Agent's reasonable request, copies of all non-confidential or non-privileged documentation relating thereto;

                  (g) Litigation.  As soon as possible,  and in any event within
                      ----------
         three days of Servicer's knowledge thereof, notice of (i) any litigation, investigation or proceeding of the type described in
         Schedule  9.12 not  previously  disclosed  to the  Agent,  and (ii) any
         --------------
         material adverse development in any previously disclosed litigation, investigation or proceeding;

                  (h) SEC and Other Reports. Within 30 days after the sending or
                      ---------------------
         filing thereof, copies of all reports that Servicer or any of its Subsidiaries is required (by any regulatory agency) to send to its securityholders generally, and all reports and registration statements that Servicer or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (i) Notice of Material  Events.  Promptly after becoming aware
                      --------------------------
         thereof, notice of any Hedge Trigger Event and any event or circumstance that, in the reasonable judgment of Servicer, is likely to have a Material Adverse Effect;

                  (j) Termination Events. As soon as possible,  and in any event
                      ------------------
         within three Business Days after the occurrence of each Servicer Termination Event, Termination Event or Unmatured Termination Event, a written statement of the Financial Officer of Servicer setting forth details of such event and the action that Servicer proposes to take with respect thereto; and

                  (k)   Other.   Promptly,   from  time  to  time,   such  other
                        -----
         information, documents, records or reports respecting the Collateral, the Contracts, or the condition or operations, financial or otherwise, of Servicer as the Agent may from time to time reasonably request in order to protect the interests of the Agent or Purchaser under or as contemplated by this Agreement or the other Transaction Documents.

                  XI.1.9  Collections.
                          -----------

                  (a) Promptly (and in any event within two Business Days of receipt) remit to the Collection Account all Collections, if any, received directly by Servicer from the Obligors; and

                  (b)  Instruct  all  Obligors  to  cause  all   Collections  of
         Contracts to be deposited directly to a lock-box that is the subject of a Lockbox Agreement.

         SECTION XI.2 Negative Covenants of Servicer. From the date hereof until
                      ------------------------------
the Final Payout Date, unless Purchaser and the Agent shall otherwise consent in writing, Servicer shall perform its Obligations under this Section 11.2.
                                                           ------------

                  XI.2.1  Mergers,  Acquisitions,   Sales,  Subsidiaries,   etc.
                          ------------------------------------------------------
Servicer shall not be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, the Purchase and Sale Agreement, unless (i) Servicer is the surviving corporation, or the surviving entity as a Person organized under the jurisdiction of a state of the United States and expressly assumes all of Servicer's obligations under this Agreement and the other Transaction Documents pursuant to an agreement reasonably satisfactory to the Agent, (ii) the tangible net worth of survivor is not less than the tangible net worth of Servicer immediately prior to such transaction, (iii) Servicer remains in substantially the same business that it was in on the date hereof, (iv) no Termination Event or Servicer Termination Event has occurred and is continuing, or would result therefrom, and (v) the Agent reasonably determines that such transaction will not have a Material Adverse Effect.

                  XI.2.2 Deposits to the Collection Account.  Servicer shall not
                         ----------------------------------
deposit or otherwise credit, or cause or permit to be so deposited or credited by any Person, to the Collection Account cash or cash proceeds other than Collections with respect to the Contracts, proceeds of the Collateral and payments under Interest Rate Swaps.

                  XI.2.3 Change in Business or Credit Policy. Servicer shall not
                         -----------------------------------
make any change in the character of its business or in the Credit Policy which would impair in any material respect the collectibility of a significant portion of the Contracts.

                  XI.2.4 Change in Payment  Instructions  to Obligors.  Servicer
                         --------------------------------------------
shall not make any change in its instructions to Obligors regarding Collections or payments to be made to a lock-box that is the subject of a Lockbox Agreement, unless (i) the Agent shall have received notice of such change and (ii) the Agent previously shall have consented in writing to such change. Servicer shall not add or terminate any bank as the Lockbox Bank or make any change in its instructions regarding payments to be made by the Lockbox Bank, unless (A) the Agent shall have received duly executed counterparts of a Lockbox Agreement with each new Lockbox Bank and copies of such instructions (which shall be in form and substance acceptable to the Agent) and (B) the Agent previously shall have consented in writing to such termination or change.

                  XI.2.5  Amendment  of  Contracts.  Servicer  shall not  amend,
                          ------------------------
modify or waive any provision of any Contract  except in accordance with Section
                                                                         -------
13.2(b).
-------


                                   ARTICLE XII

                  TERMINATION EVENTS AND THEIR EFFECT; REMEDIES

     SECTION XII.1 Termination  Events. Each of the following shall constitute a
                   -------------------
Termination Event under this Agreement:

     XII.1.1 Non-Payment,  Etc. Seller shall fail to make any payment or deposit
             -----------
to be made by it hereunder when due.

                  XII.1.2  Non-Compliance  with Other  Provisions.  Seller shall
                           --------------------------------------
fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement, or any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after knowledge thereof or after written notice thereof shall have been given by the Agent or Purchaser to Seller.

                  XII.1.3  Breach  of   Representations   and  Warranties.   Any
                           ----------------------------------------------
representation or warranty of Seller made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of Seller to the Agent or Purchaser for purposes of or in connection with this Agreement or any other Transaction Document (including any certificates delivered pursuant to Section 11.1.8(a) or (b) and any Monthly
                                        ------------------------
Report or Portfolio  Certificate  delivered pursuant to Section 11.1.8(c)) shall
                                                        -----------------
prove to have been false or incorrect in any material respect when made or deemed to have been made and, if such circumstance is capable of cure, it shall continue to be incorrect for more than ten Business Days after knowledge thereof or written notice shall have been given by the Agent or Purchaser to Seller; provided that if such representation or warranty relates to a Contract that is
--------
repurchased by Seller in accordance with this Agreement, then such inaccuracy shall not constitute a Termination Event.

                  XII.1.4  Non-Payment  of Other  Indebtedness,  etc.  A default
                           ------------------------------------------
shall occur in the payment of principal when due of any Indebtedness of LINC or any Subsidiary thereof having a principal amount in excess of $1,000,000, and such default continues after the expiration of any applicable grace period, or any other default shall occur with respect to such Indebtedness and shall continue after the applicable grace period, if any, if the effect of such default is to cause or permit, if unremedied, uncured or unwaived, the holder or trustee of such indebtedness to accelerate the maturity of any such indebtedness (including by way of any consensual re-scheduling of principal payments), or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by regularly scheduled required prepayments) prior to the stated maturity thereof.

                  XII.1.5 Bankruptcy. An Event of Bankruptcy shall have occurred
                          ----------
and remained continuing with respect to Seller.

     XII.1.6  Purchase  and  Sale   Termination   Event.  A  Purchase  and  Sale
              -----------------------------------------
Termination Event shall have occurred and be continuing.

                  XII.1.7 Ratio.  The average of the Delinquency  Ratios for any
                          -----
three consecutive calendar months exceeds 8%.

     XII.1.8 Material  Adverse Effect.  The warranty in Section 8.8(b) or 9.7(b)
             ------------------------                   ------------------------
shall not be true at any time.

                  XII.1.9 Tax Liens;  ERISA Liens.  The Internal Revenue Service
                          -----------------------
shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of Seller, and such lien shall not have been released within 5 days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of Seller.

                  XII.1.10   Validity   of   Transaction   Documents.   (a)  Any
                             ---------------------------------------
Transaction Document, or any lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Seller or LINC, (b) Seller or any other party to the Transaction Documents shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability, or (c) any Participation, or any security interest securing any Obligation, shall, in whole or in part, cease to be a perfected first priority ownership or security interest; provided that if any such cessation relates to a Contract repurchased by Seller in accordance with this Agreement, such event shall not result in a Termination Event.

                  XII.1.11  Change in  Control.  A Change in Control  shall have
                            ------------------
occurred.

     XII.1.12  Servicer  Termination  Event. A Servicer  Termination Event shall
               ----------------------------
occur and be continuing.

                 XII.1.13 Pay-Out Limit.  The Capital exceeds the Pay-Out Limit.
                          -------------

         SECTION XII.2 Effect of Termination Event.
                       ---------------------------

                 (a) Optional Termination. Upon the occurrence of a Termination
                     --------------------
         Event (other than a Termination Event described in Section 12.1.5), the
                                                            --------------
         Agent may, and at the request of Purchaser shall, by notice to Seller, declare the Facility Termination Date to have occurred.

                  (b)   Automatic   Termination.   Upon  the   occurrence  of  a
                        -----------------------
         Termination Event described in Section 12.1.5, the Facility Termination
                                        --------------
         Date shall be deemed to have occurred automatically upon the occurrence of such event.

                  (c) Additional Remedies.  Upon the occurrence of a Termination
                      -------------------
         Event, the Agent and Purchaser, in addition to all other rights and remedies under this Agreement or otherwise, shall have all other rights and remedies provided under the UCC and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of Article XII hereof, (i) the occurrence of a
                                    -----------
         Termination Event shall not deny Purchaser any remedy in addition to termination of the Facility to which Purchaser may be otherwise appropriately entitled, whether at law or in equity, and (ii) Purchaser may elect to assign any Participation owned by Purchaser to an assignee following the occurrence of any Termination Event.

                                  ARTICLE XIII

                                  THE SERVICER

         SECTION  XIII.1 LINC as Initial  Servicer.  (a) Initial  Servicer.  The
                         -------------------------       -----------------
servicing, administering and collection of the Contracts shall be conducted by the Person designated from time to time as servicer hereunder (the "Servicer").
                                                                -------------
Until the Agent gives notice to the Servicer  (the  "Successor  Notice"),  which
                                                     -----------------
notice may be given at any time by the Agent after and during the continuation of a Servicer Termination Event, LINC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof and the other Transaction Documents.

                  (b)  Successor  Notice.  Upon  LINC's  receipt of a  Successor
                       -----------------
Notice, LINC agrees that it will terminate its activities as Servicer hereunder in a manner so as to facilitate the transition of the performance of such activities to the new Servicer, and the Agent (or its designee) shall assume each and all of LINC's obligations hereunder to service and administer the Contracts, on the terms and subject to the conditions herein set forth and LINC shall use its reasonable efforts to assist the Agent (or its designee) in assuming such obligations.

                  (c)  Subcontracts.  Servicer,  with the prior  consent  of the
                       ------------
Agent, may subcontract with any other Person for servicing, administering or collecting the Collateral, provided that Servicer shall remain liable for the
                              --------
performance of the duties and obligations of Servicer pursuant to the terms hereof and that such subcontract may be terminated upon the appointment of any successor Servicer hereunder.

         SECTION XIII.2 Duties of Servicer.  (a)  Appointment;  General  Duties.
                        ------------------        -----------   ---------------
Each of Seller, Purchaser and the Agent hereby appoints as its agent, the Servicer, as from time to time designated pursuant to Section 13.1, to enforce
                                                        ------------
its rights and interests in and under the Contracts. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Contract from time to time, all in accordance in all material respects with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance in all material respects with the Credit Policy.

                  (b) Modification and Early  Termination of Contracts.  So long
                      ------------------------------------------------
as no Servicer Termination Event shall have occurred and be continuing, LINC, while it is Servicer, may, in accordance with the Credit Policy, (i) extend the maturity or adjust the Outstanding Principal Balance of any Defaulted Contract as LINC may determine to be appropriate to maximize Collections thereof (provided that such extension or adjustment shall not affect the categorization
 --------
of such Contract as a Defaulted Contract); and (ii) adjust the Outstanding Principal Balance of any Contract to reflect the reductions or cancellations described in the first clause of Section 4.5. So long as no Servicer Termination
                                 -----------
event shall have occurred and be continuing, Servicer may permit the early termination of any Contract at the request of the Obligor thereof if Servicer either (i) remits, or causes Obligor to remit, an amount equal to the
Outstanding Principal Balance thereof to the Collection Amount or (ii) substitutes another Contract that is an Eligible Contract on the date of such substitution with an Outstanding Principal Balance at least equal to the Outstanding Principal Balance of such terminated Contract.
                  (c)  Documents  and  Records.  Seller  shall  deliver  to  the
                       -----------------------
Servicer, and the Servicer shall hold in trust, as custodian and bailee, for Seller and Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to the Contracts. If any payment due under a Contract is evidenced by an instrument, Seller and the Servicer agree to promptly deliver the original thereof, properly endorsed, to the Agent; any payments made thereunder shall be Collections for all purposes of this Agreement. If requested by the Agent, Servicer shall deliver all original Contracts and the documents related thereto to a third-party custodian pursuant to a custodial agreement reasonably satisfactory in form and substance to the Agent and Seller.

                  (d)   Collections.   Seller  hereby  agrees  that,  after  the
                        -----------
occurrence and during the continuance of any Servicer Termination Event, the Agent shall have the right to instruct the Servicer and the Obligor to deposit all payments in respect of Collections directly to the Agent on a daily basis.

                  (e)  Termination.  The  Servicer's  authorization  under  this
                       -----------
Agreement shall terminate upon the Final Payout Date.

         SECTION  XIII.3  Rights of the  Agent.  (a) At any time that a Servicer
                          --------------------
Termination Event has occurred and is continuing, upon at least three (3) Business Days' prior notice to Seller, the Agent may notify the Obligors, or any of such Obligors, of the interest of Purchaser.

                  (b) At any time following the designation of a Servicer other than LINC pursuant to Section 13.1:
                      ------------

                      (i) The Agent may direct the Obligors or any of them, that payment of all amounts payable under any Contract be made directly to the Agent or its designee;

                     (ii) At the Agent's request and at Seller's expense, Seller shall give notice of Purchaser's interest to each such Obligor and direct that payments be made directly to the Agent or its designee;

                    (iii) At the Agent's request, Seller and Servicer shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) in their possession which evidence the Contracts, or which are otherwise necessary or desirable to collect such Contracts, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections, in a manner reasonably acceptable to the Agent and shall remit promptly upon receipt, all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee; and

                     (iv) Each of Seller and Purchaser hereby authorizes the Agent to take any and all steps in Seller's name and on behalf of Seller and Purchaser necessary or desirable, in the reasonable determination of the Agent, to collect all amounts due under any and all Contracts, including, without limitation, endorsing Seller's name on checks and other instruments representing Collections and enforcing such Contracts and disposing of related Equipment.

     SECTION XIII.4  Responsibilities of Seller. Anything herein to the contrary
                     --------------------------
notwithstanding:
                  (a) Seller shall perform, or cause to be performed, all of its obligations under the Contracts and under the other agreements included in, or related to, the Contract Assets, to the same extent as if an interest had not been conveyed hereunder and the Agent's exercise of its rights hereunder shall not relieve Seller from such obligations.

                  (b) Neither the Agent nor Purchaser shall have any obligation or liability with respect to any Contract, nor shall any of them be obligated to perform any of the obligations of Seller thereunder.

                  (c) Seller hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or transmitted or received by Purchaser (whether or not from Seller) in connection with any Contract.

         SECTION XIII.5 Further Action. Seller agrees that from time to time, at
                        --------------
its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted hereunder, or to enable the Purchaser or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, Seller will: (i) upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; (ii) mark conspicuously each Contract with a legend, acceptable to the Agent, evidencing that such interest has been granted in accordance with this Agreement; and (iii) mark its data processing records evidencing such Contracts with such legend. Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Contracts now existing or hereafter arising in the name of Seller. If Seller fails to perform any of its agreements or obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such Agreement or obligation, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by Seller.

         SECTION XIII.6 Application of Collections. Any payment by an Obligor in
                        --------------------------
respect of any indebtedness (including payments on leases and the Contracts) owed by it to Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and be applied in accordance with the Servicer's usual and customary practice.

         SECTION XIII.7 Servicing Compensation;  Costs of Servicing. (a) For its
                        ----------------------
services hereunder, the Servicer shall be entitled to receive the Servicing Fee for each Settlement Period, payable on the Settlement Date occurring on the day immediately following the last day of such Settlement Period in accordance with
Section 4.2. As additional compensation for its services hereunder, the Servicer shall be entitled to any late fees collected by the Servicer with respect to any Contract.

                  (b) All costs of servicing the Contract Assets as required hereunder shall be borne by the Servicer, provided that the Servicer shall be entitled to retain, out of any amounts actually recovered by the Servicer with respect to a Defaulted Contract or any Equipment related thereto, the Servicer's actual out-of-pocket expenses reasonably incurred in connection therewith.

                                   ARTICLE XIV

                                    THE AGENT

         SECTION XIV.1 Authorization and Action. Purchaser hereby appoints Fleet
                       ------------------------
as its Agent for purposes of the Transaction Documents and authorizes Fleet in such capacity to take such action on its behalf under each Transaction Document and to exercise such powers hereunder and thereunder as are delegated to Fleet by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

     SECTION XIV.2 Exculpation. Neither the Agent (acting in such capacity under
                   -----------
the Transaction Documents) nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for Seller or LINC), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Purchaser or any other holder of a Participation, and shall not be responsible to Purchaser or any other holder of a Participation, for any statements, warranties or representations made by Seller or LINC in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of Seller, LINC, or Servicer or to inspect the property (including the books and records) of Seller, LINC, or Servicer; (d) shall not be responsible to Purchaser or any other holder of a Participation for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Document or any other instrument or document provided for herein or delivered or to be delivered hereunder or in connection herewith; and (e) shall incur no liability under or in respect of any Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION XIV.3 Agent and  Affiliates.  Fleet and any of its  Affiliates  may
                   ---------------------
generally engage in any kind of business with Seller, LINC, Servicer, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Seller, LINC, Servicer, any Obligor or any of their respective Affiliates, all as if Fleet were not the Agent and without any duty to account therefor to Purchaser.

         SECTION XIV.4 Contract Schedules. The Agent shall at all times maintain
                       ------------------
a copy for public inspection during normal business hours of the Contract Schedules delivered hereunder and under the Purchase and Sale Agreement at its address set forth on Schedule 18.3 or such other address as it shall notify
                       --------------
Purchaser and Seller of.

                                   ARTICLE XV

                                   ASSIGNMENTS

         SECTION XV.1  Restrictions on Assignments.  Neither Seller nor Servicer
                       ---------------------------
(except in connection with  transactions  permitted  pursuant to Section 11.2.1)
                                                                 ---------------
may assign its rights hereunder or any interest herein without the prior written consent of the Agent, and Purchaser may not assign its rights hereunder, or any Participation (or any portion thereof) to any Person without the prior written consent of Seller (which consent shall not be unreasonably withheld); provided,
                                                                       ---------
however,  that Purchaser may assign all or any portion of the Participations (or
-------
a participation therein) to the Liquidity Banks or the Liquidity Agent in accordance with the Liquidity Agreement and, provided that the Purchaser Rate shall not increase as a result thereof, to any other commercial paper conduit administered by Fleet.

         Within five Business Days after notice to Seller of any proposed assignment by Purchaser for which Seller's consent is required, Seller agrees to advise the Agent of its consent or non-consent thereto. If Seller does not consent to such assignment, Purchaser may immediately assign the Participations (or portion thereof) that was subject to such proposal to Fleet, any Liquidity Bank or any Affiliate of Fleet or any Liquidity Bank. Subject to Section 15.2,
                                                                   -------------
all of the aforementioned assignments shall be upon such terms and conditions as Purchaser and the assignee may mutually agree.

         SECTION XV.2 Documentation. Purchaser shall deliver to each assignee an
                      -------------
assignment, in such form as Purchaser and the related assignee may agree, duly executed by Purchaser, assigning any such Participation to the assignee, and Purchaser shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee's right, title and interest in and to such Participation, and to enable the assignee to exercise or enforce any rights hereunder.

         SECTION  XV.3  Rights  of  Assignee.   Upon  any   assignment   of  any
                        --------------------
Participation  from  Purchaser  pursuant  to this  Article  XV,  the  respective
                                                   -----------
assignee receiving such assignment shall have all of the rights of Purchaser hereunder with respect to such Participation and all references to Purchaser in
Article VI shall be deemed to apply to such assignee.

     SECTION XV.4 Notice of Assignment. Purchaser shall provide notice to Seller
                  --------------------
of any assignment hereunder by Purchaser to any assignee (other than to a Liquidity Bank).



                                   ARTICLE XVI

                                 INDEMNIFICATION

         SECTION XVI.1 General  Indemnity of Seller.  Without limiting any other
                       ----------------------------
rights which any such Person may have hereunder or under applicable law, Seller hereby agrees to indemnify the Agent, Purchaser, the Liquidity Banks, the Program Support Providers, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand,
                                      -----------------
from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Indemnified Amounts") awarded
                                                 --------------------
against or incurred by any of them arising out of or relating to the failure of Seller to perform its obligations under any Transaction Document or arising out of claims asserted against an Indemnified Party relating to the transactions contemplated thereby or the use of proceeds therefrom, including (without limitation) in respect of the funding of any Participation or in respect of any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting
           -------------------
from gross negligence or willful misconduct on the part of any Indemnified Party, (b) recourse (except as otherwise provided in this Agreement) for credit losses with respect to the Contracts, (c) any tax based upon or measured by net income and (d) subject to Section 18.4, normal and customary expenses incurred
                          ------------
in the ordinary course of business in the preparation, execution, delivery and administration of this Agreement. Without limiting the foregoing, but subject to the foregoing exclusions, Seller agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

     (i) the sale of any Participation, or the grant of a security interest to the Purchaser, pursuant to this Agreement;

                  (ii) the breach of any representation or warranty made by Seller (or any of its officers) under or in connection with this Agreement or the other Transaction Documents, any Monthly Report,
         Portfolio Certificate or any other information, report or certificate delivered by Seller pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                  (iii) the failure by Seller to comply with any applicable law, rule or regulation with respect to any Contract, or the nonconformity of any Contract with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in the Purchaser a first-priority perfected ownership interest in the Portfolio and a first-priority security interest in all the Collateral, free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of Purchaser or the Agent, or any assignee of Purchaser or the Agent, and the failure to vest and maintain vested in the Seller a first-priority perfected ownership interest in all Contracts and in the security interests in all related Equipment, free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of Purchaser or the Agent, or any assignee thereof;

                  (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral;

                  (vi) any dispute, claim, offset or defense of an Obligor to the payment of any Contract based on such Contract not being a legal, valid and binding obligation of such Obligor, enforceable against it in accordance with its terms(other than discharge in bankruptcy or resulting from credit matters) ;

                  (vii) any claim in connection with any Equipment related to the Contracts; or

                  (viii) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Participation, or any other interest in the Collateral.

         SECTION XVI.2 Indemnity by Servicer.  Without limiting any other rights
                       ---------------------
which any such Person may have hereunder or under applicable law, Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or relating to (i) the failure of Servicer to perform its obligations under any Transaction Document, (ii) the inaccuracy of any representation or warranty made by Servicer in any Transaction Document, or in any Monthly Report, Portfolio Certificate or any other information, report or certificate delivered by Servicer pursuant hereto or thereto, (iii) the failure by Servicer to comply with any applicable law, rule or regulation with respect to any Contract or the servicing thereof or (iv) the commingling of any Collections.

         SECTION  XVI.3  Contribution.   If  for  any  reason  (other  than  the
                         ------------
exclusions  (a) and (b) set forth in the first  paragraph  of Section  16.1) the
                                                              -------------
indemnification  provided  above in Section  16.1 or 16.2 is  unavailable  to an
                                    ---------------------
Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Seller or Servicer, as the case may be, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and Seller or Servicer, as the case may be, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and Seller or Servicer, as the case may be, on the other hand, as well as any other relevant equitable considerations.


                                  ARTICLE XVII

                                SECURITY INTEREST

         SECTION XVII.1 Grant of Security  Interest.  Each of the parties hereto
                        ---------------------------
expressly intends that the transfer of the Participation to Purchaser hereunder is a complete and absolute sale and transfer. In the event that a court shall determine that, notwithstanding the intent of the parties, such transfer does not constitute a sale, this Agreement shall be a security agreement, and to secure the prompt payment and performance of all Obligations of Seller arising in connection with this Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, payments on account of Collections received or deemed to be received and fees, Seller hereby assigns and grants to Purchaser a first priority security interest in all of Seller's right, title and interest in, to and under all of the following property, whether now or hereafter existing (the "Collateral"): (a) all Contracts and other Contract Assets, all
                ----------
Collections with respect to, and other proceeds of, such Contracts and Contract Assets; (b) all of Seller's rights, remedies, powers and privileges under, or in respect of, the Purchase and Sale Agreement; (c) all Lock-box Accounts, the Collection Account, the Reserve Account, all funds on deposit in each of the foregoing accounts and all certificates and instruments, if any, from time to time evidencing such accounts and funds on deposit therein, all investments made with such funds, all claims thereunder or in connection therewith, and all interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect or in exchange for any or all of the foregoing; and (d) all proceeds and amounts received or receivable by Seller under any or all of the foregoing. This Agreement shall constitute a security agreement under applicable law with regard to security interest granted pursuant to this Section 17.1.
                                              ------------
         SECTION  XVII.2  Further  Assurances.  Seller  agrees that from time to
                          -------------------
time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Participations purchased by Purchaser hereunder, or to enable any of Purchaser, any other holder of a Participation or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, Seller will upon the request of the Agent execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be reasonably necessary or appropriate. Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Contracts and other Collateral now existing or hereafter arising in the name of Seller. If Seller fails to perform any of its agreements or obligations under this Section 17.2, the Agent may (but shall not
                                      ------------
be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by Seller as provided in Section 18.4. The provisions of this Section
                                                                         -------
17.2 shall apply to the security  interest granted under Section 17.1 as well as
----                                                     ------------
to the Purchase and all Participations hereunder.

         SECTION XVII.3  Remedies.  Upon the occurrence of a Termination  Event,
                         --------
Purchaser shall have, with respect to the collateral granted pursuant to Section
                                                                         -------
17.1, and in addition to all other rights and remedies available to Purchaser or
----
the Agent under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.

                                  ARTICLE XVIII

                                  MISCELLANEOUS

         SECTION  XVIII.1  No  Waiver;  Remedies.  No  failure  on the  part  of
                           ---------------------
Purchaser, the Agent, any Indemnified Party or any Affected Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each of Fleet and the Liquidity Banks is hereby authorized by Seller at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Fleet and the Liquidity Banks to or for the credit or the account of Seller, now or hereafter existing under this Agreement, to the Agent, any Affected Party, any Indemnified Party or Purchaser or their respective successors and assigns.

     SECTION XVIII.2 Amendments,  Etc. No amendment,  modification or waiver of,
                     ----------------
or consent with respect to, any provision of this Agreement and any Schedules hereto shall in any event be effective unless the same shall be in writing and signed and delivered by (a) Seller, Servicer, the Agent and Purchaser (with respect to an amendment), or (b) the Agent and Purchaser (with respect to a waiver or consent by them) or Seller or Servicer (with respect to a waiver or consent by it), as the case may be, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION XVIII.3 Notices, Etc. All notices and other communications provided
                     ------------
for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party opposite its name on Schedule 18.3, or at such
                                                      --------------
other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Section 2.3 shall not be effective until received.
                           -----------

     SECTION  XVIII.4 Costs,  Expenses and Taxes. In addition to its obligations
                      --------------------------
under Section 16.1, Seller agrees to pay on demand:
      ------------

         (a) (i) all reasonable costs and expenses incurred by the Agent, Purchaser, the Liquidity Banks and the Program Support Providers in connection with the negotiation, preparation, execution and delivery of this Agreement the other Transaction Documents (including any amendments or modifications or of supplements to the Program Documents entered into directly related to this Agreement) and any amendments, consents or waivers executed in connection therewith, including, without limitation (A) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents or (to the extent directly related to this Agreement) the Program Documents and (B) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any audit of Seller's or Servicer's books and records permitted hereunder and (ii) all costs and expenses incurred by the Agent, Purchaser, the Liquidity Banks and the Program Support Providers in connection with the enforcement, or any actual or claimed breach, of this Agreement, the other Transaction Documents and, to the extent directly related to this Agreement, the Program Documents (including any amendments or modifications of or supplements to the Program Documents directly related to this Agreement), including, without limitation, the reasonable fees and expenses of counsel to any of such Persons incurred in connection therewith;

         (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other Transaction Documents, or (to the extent directly related to this Agreement) the Program Documents, and Seller agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION  XVIII.5  Binding  Effect;  Survival.  This Agreement  shall be
                           --------------------------
binding upon and inure to the benefit of Seller, Purchaser, the Agent and their respective successors and assigns, and the provisions of Article VI and Article
                                                          ----------------------
XVI shall  inure to the  benefit of the  Affected  Parties  and the  Indemnified
---
Parties,  respectively,  and their respective successors and assigns;  provided,
                                                                       ---------
however,  that  nothing  in the  foregoing  shall be  deemed  to  authorize  any
-------
assignment  not  permitted  by  Article  XV.  This  Agreement  shall  create and
                                -----------
constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time after the Final Payoff Date. The rights and remedies with respect to any breach of any representation and warranty made by Seller or Servicer pursuant hereto and the indemnification and payment provisions of Article XVI and Article VI, Sections
                                            ------------------------------------
18.4 and 18.12 shall be  continuing  and shall survive any  termination  of this
--------------
Agreement and any termination of Servicer's rights to act as Servicer hereunder or under any other Transaction Document.

     SECTION  XVIII.6  Captions  and  Cross  References.  The  various  captions
                       --------------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION  XVIII.7  Severability.  Any provision of this  Agreement  which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION  XVIII.8  Governing  Law. THIS  AGREEMENT  SHALL BE A CONTRACT MADE
                       --------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES THEREOF.

     SECTION XVIII.9 Counterparts. This Agreement may be executed by the parties
                     ------------
hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

         SECTION  XVIII.10  WAIVER OF JURY  TRIAL.  EACH OF THE  PARTIES  HERETO
                            ---------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SELLER, THE AGENT, PURCHASER OR ANY OTHER AFFECTED PARTY. EACH OF SERVICER AND SELLER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND PURCHASER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

         SECTION XVIII.11 Recourse to Directors or Officers.  The obligations of
                          ---------------------------------
Purchaser under this Agreement are solely the corporate obligations of Purchaser. No recourse shall be had for the payment of any amount owing in respect to this Agreement or for the payment of any fee hereunder or for any other obligation or claim arising out of or based upon this Agreement against any member of the Purchaser. The obligations of Seller under this Agreement are solely the corporate obligations of Seller. No recourse shall be had for the payment of any claim against Seller arising out of or based upon this Agreement against any stockholder of Seller.

         SECTION  XVIII.12 No  Proceedings.  Each of Servicer and Seller  hereby
                           ---------------
agree that it will not institute against Purchaser, or join any other Person in instituting against Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall be outstanding.

         SECTION  XVIII.13  ENTIRE  AGREEMENT.  THIS  AGREEMENT  AND  THE  OTHER
                            -----------------
TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


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S-1

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


LINC RECEIVABLES CORPORATION


         /s/ M. Eileen O'Brien
By_________________________________
          M. Eileen O'Brien
Name:____________________________
          VP & Treasurer
Title:___________________________


LINC CAPITAL, INC.


          /s/ R. E. Laing
By_________________________________
          R. E. Laing
Name:____________________________
          President
Title:___________________________



BLUE KEEL FUNDING, LLC, as Purchaser


          /s/ Kevin P. Burns
By_________________________________
          Kevin P. Burns
Name:____________________________
          Vice President
Title:___________________________


FLEET BANK, N.A., as Agent


          /s/ Harris E Mehos
By_________________________________
          Harris E. Mehos
Name:____________________________
          Vice President
Title:___________________________